UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2010

Date of reporting period: DECEMBER 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the December 31, 2010 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 23, 2011.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/10 SF AR       Printed on recycled paper

2010

Annual Report

December 31, 2010

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 11.2% for the fourth quarter of 2010, compared to 10.8% for the Standard & Poor’s 500 Index (S&P 500). For 2010, the Fund had a total return of 13.5%, compared to 15.1% for the S&P 500. At year end, the Fund had net assets of $43.0 billion with a cash position of 1.0%.

MARKET COMMENTARY

Equity markets rose in the fourth quarter to finish the year on a positive note. The year-end surge—the S&P 500 rose 20.6% during the final four months of 2010—was led by Energy and Materials stocks. Throughout 2010, strong corporate earnings results were sustained, the Federal Reserve committed to purchase additional U.S. Treasuries, and the global economic recovery continued at a modest pace. The positive economic news, however, was balanced by renewed European sovereign debt concerns, persistently high U.S. unemployment, and a fragile U.S. housing market.

Despite this market upswing, equity valuations remain low. At year end, the S&P 500 was trading at a reasonable 14 times estimated forward earnings. Given the number of companies with low valuations and good prospects for earnings and cash flow growth, we see attractive investment opportunities today.

Performance Musings

We would be remiss if we did not acknowledge that the Fund’s recent relative performance has been disappointing. While 2010 absolute returns were positive, the Fund trailed the S&P 500 for the one-, three-, and five-year periods. Although the Fund has outperformed the S&P 500 by 4.0 and 2.3 percentage points annualized over the past 10 and 20 years, respectively, long-term shareholders have experienced the Fund’s cycles of out- and underperformance relative to the S&P 500. Simply put, there are periods when the Fund lags.

We have been through this before; long-term success requires patience, as the duration of lagging performance is unpredictable. In the past, ensuing periods of strong performance more than made up for periods of underperformance, as evidenced in the strong 10- and 20-year results1. For example, the Fund underperformed the internet bubble-driven market from 1995 through mid-2000, but followed that with a seven-year period of strong outperformance. Most of the recent three- and five-year underperformance can be attributed to 2008’s shortfall versus the S&P 500, the majority of which was caused by returns from several of the Fund’s holdings in the Financials sector during the credit crisis. This three- and five-year underperformance is despite the strong absolute and relative performance in 2009 and absolute performance in 2010 (cumulatively up 49.0% versus up 45.5% for the S&P 500).

More recently, the Fund’s 2010 relative results were hindered by a large overweight position in Health Care, the weakest sector in the market. Health Care remains one of our strongest areas of conviction within the Fund, despite its recent negative impact. The sector continues to represent a large portion of the Fund (19% versus 11% of the S&P 500 at year end). Within the sector, 16% of the Fund is in pharmaceutical and biotech companies, where we have found attractive valuations, solid free cash flow, and the potential for long-term growth.

In addition to Health Care, we have identified opportunities in many other areas. One example is Technology, Media, and Telecommunication Services (TMT), the largest segment of the Fund, with a 38% weighting. Within TMT, media is a large overweight position compared to the S&P 500, and a more detailed discussion of the Fund’s media holdings follows.

INVESTMENT STRATEGY

The Fund had a 13% weighting across eleven different companies that we view as leaders in media distribution and content (including Electronic Arts2 and AOL, which are categorized as Information Technology holdings). The Fund’s holdings are well diversified, deriving about 50% of their revenue3 from distribution (i.e., subscriptions for cable or satellite TV) and 50% from content (i.e., advertising, cable affiliate fees or film/TV production). We believe that valuations are reasonable and the investment opportunity is quite attractive for each media company held in the Fund.

Technological changes continue to unfold for media companies, creating new digital media opportunities as

PAGE 1 ▪ DODGE & COX STOCK FUND

well as business challenges. One challenge that has gained much attention as a potential threat to cable and satellite TV is the distribution of video content via the internet (e.g., Netflix and Hulu). We believe this threat is exaggerated. The current industry ecosystem of broadcast TV and cable programming—largely distributed by incumbent pay-TV operators such as Comcast, Time Warner Cable (TWC, now separate from Time Warner), and DirecTV—is well established, has certain economies of scale, and is quite profitable for all parties involved. In other words, barriers to entry are high and incentives to protect the status quo are strong. Moreover, Comcast and TWC are leading providers of high-speed internet services and stand to benefit from significantly increased demand for bandwidth if consumers continue to shift more of their TV viewing online. Distributors and content providers are also engaged in ongoing trials to explore the economics of providing content online to paying subscribers, although the vast majority of content is still consumed in traditional ways.

Comcast, the Fund’s largest media holding, and TWC were two of the most significant contributors to the Fund’s return in 2010, rising 33% and 64%, respectively. At year-end valuations of approximately 15 times 2011 estimated earnings and 9 times 2011 estimated free cash flow (cash flow from operations less capital expenditures), we believe that both companies remain attractive. The Fund also has significant holdings in two content providers, Time Warner and News Corp., with major exposure to cable programming (e.g., HBO and Fox News) and film/TV production (e.g., Warner Bros. and 20th Century Fox). These areas continue to be growth drivers for future profits and cash flow. As always, our team of global research analysts is closely monitoring the impact of rapid technological developments to fully understand the opportunities and risks facing the Fund’s existing holdings and potential new investments.

IN CLOSING

We are optimistic about the long-term opportunity for equities despite economic uncertainties and concerns about the global debt crisis. We highlight four factors contributing to our optimism: reasonable valuations, the health of corporate balance sheets, clear signs of progress in the U.S. economic recovery, and growth in the developing world. First, the S&P 500 was trading at 14 times estimated 2011 earnings, which is below the long-term average and incorporates investors’ rather modest expectations for the economy. Valuations matter, and a price-to-earnings ratio of 14 times has historically been an attractive starting point for equity returns. The Fund’s portfolio was valued even lower than the S&P 500, at about 12 times 2011 estimated earnings. Second, U.S. companies are holding record amounts of cash on their balance sheets, with estimates ranging from $1.5 to $2 trillion. Whether companies choose to use that cash for acquisitions or for share repurchases (third-quarter S&P 500 stock buybacks rose 128% from 2009 to 2010), we see that as a positive sign of the overall health of the economy and for investors. Third, there have been signs of progress in the U.S. economic recovery. Examples include: stronger retail spending; the highest quarterly corporate profits in 60 years; and rising manufacturing output and exports. Finally, economic growth in the developing world continues to raise standards of living. Growing populations with rising incomes should purchase and use more consumer products, technology, telecommunications, pharmaceuticals, and financial services.

We believe that the three- to five-year prospects for equities are attractive. In addition, the Fund is well positioned, with many holdings having significant exposure to an improving global economy and opportunities in the developing world. We encourage you to share our long-term view of investing. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

January 31, 2011

[1]	Past performance does not guarantee future results.
[2]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
[3]	Company revenues are weighted by Fund position size.

DODGE & COX STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 1.6 percentage points in 2010.

Key Detractors from Relative Results

▪

A higher average weighting in Health Care (20% versus 12% for the S&P 500 sector) detracted, as it was the weakest sector of the market. Boston Scientific (down 16%), Sanofi-Aventis (down 15%), and Medtronic (down 14%) lagged.

▪	Although their absolute returns were good, weak relative returns from holdings in the Industrials sector (up 22% versus up 27% for the S&P 500 sector) hurt results. FedEx (up 12%) trailed the sector.
▪	Additional detractors included Hewlett-Packard (down 18%), Computer Sciences Corp. (down 13%), Electronic Arts (down 8%), HSBC (down 8%), and Cemex (down 6%).

Key Contributors to Relative Results

▪

Relative returns in the Energy sector (up 29% versus up 21% for the S&P 500 sector) had a positive impact. Oil service companies Baker Hughes (up 43%) and Schlumberger (up 30%) were notably strong performers.

▪

A higher average weighting in the Consumer Discretionary sector (18% versus 10% for the S&P 500 sector) contributed to relative results, as the sector led the market. Time Warner Cable (up 64%), Liberty Interactive (up 45%), and Comcast (up 33%) helped.

▪	The Fund’s lack of holdings in the Utilities sector (0% versus 4% average weight for the S&P 500 sector) was also beneficial, as the sector lagged the Index.
▪	Additional contributors included Citrix Systems (up 62% to date of sale), Compuware (up 61%), Xerox (up 38%), Dow Chemical (up 26%), and General Electric (up 24%).

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Consistent with industry practice, going forward Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our website, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our website. There you will find Fund characteristics, holdings, performance, commentary, and more.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	13.48%	0.05%	5.40%	11.45%
S&P 500	15.06	2.29	1.42	9.14

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2010	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,232.50	$2.91
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$107.76
Total Net Assets (billions)	$43.0
Expense Ratio	0.52%
Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.10%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	80	500
Median Market Capitalization (billions)	$22	$11
Weighted Average Market Capitalization (billions)	$66	$89
Price-to-Earnings Ratio(b)	11.8x	14.5x
Foreign Stocks not in the S&P 500(c)	18.7%	—

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.1%
Comcast Corp.	3.8
Wells Fargo & Co.	3.7
Schlumberger, Ltd.	3.4
General Electric Co.	3.3
Capital One Financial Corp.	3.1
Novartis AG (Switzerland)	3.0
Merck & Co., Inc.	2.8
Motorola, Inc.	2.7
Occidental Petroleum Corp.	2.5

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Information Technology	20.9%	18.7%
Health Care	18.8	10.9
Consumer Discretionary	17.2	10.6
Financials	16.9	16.1
Energy	9.6	12.0
Industrials	7.3	11.0
Materials	3.0	3.7
Telecommunication Services	2.9	3.1
Consumer Staples	2.4	10.6
Utilities	0.0	3.3

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS: 99.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.2%
CONSUMER DURABLES & APPAREL: 2.5%
Panasonic Corp. ADR(b) (Japan)	28,370,774	$400,027,913
Sony Corp. ADR(b) (Japan)	18,868,850	673,806,634

		1,073,834,547
MEDIA: 11.7%
Comcast Corp., Class A	73,953,897	1,624,767,117
DIRECTV, Class A(a)	1,132,582	45,223,999
DISH Network Corp., Class A(a)	9,752,570	191,735,526
Interpublic Group of Companies, Inc.(a)	18,252,293	193,839,352
Liberty Global, Inc., Series A(a)	757,210	26,790,090
Liberty Global, Inc., Series C(a)	1,289,753	43,709,729
McGraw-Hill Companies, Inc.	1,771,552	64,502,208
News Corp., Class A	73,320,926	1,067,552,683
Time Warner Cable, Inc.	10,918,410	720,942,612
Time Warner, Inc.	33,215,232	1,068,534,014

		5,047,597,330
RETAILING: 3.0%
CarMax, Inc.(a)	7,011,824	223,536,949
Home Depot, Inc.	17,427,870	611,021,122
Liberty Interactive, Series A(a)	26,056,975	410,918,496
Macy’s, Inc.	1,585,100	40,103,030

		1,285,579,597

		7,407,011,474
CONSUMER STAPLES: 2.4%
FOOD & STAPLES RETAILING: 2.1%
Wal-Mart Stores, Inc.	7,949,350	428,708,445
Walgreen Co.	12,002,675	467,624,218

		896,332,663
FOOD, BEVERAGE & TOBACCO: 0.3%
Diageo PLC ADR(b) (United Kingdom)	1,634,900	121,522,117

		1,017,854,780
ENERGY: 9.6%
Baker Hughes, Inc.	11,416,350	652,672,729
Chevron Corp.	8,401,980	766,680,675
Occidental Petroleum Corp.	11,119,200	1,090,793,520
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,512,564	167,512,642
Schlumberger, Ltd.(d)	17,263,012	1,441,461,502

		4,119,121,068
FINANCIALS: 16.9%
BANKS: 6.2%
BB&T Corp.	12,348,544	324,643,222
HSBC Holdings PLC ADR(b) (United Kingdom)	5,775,729	294,793,208
SunTrust Banks, Inc.	7,093,433	209,327,208
U.S. Bancorp	8,123,900	219,101,583
Wells Fargo & Co.	51,996,141	1,611,360,409

		2,659,225,630

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 8.5%
Bank of New York Mellon Corp.	31,887,324	$962,997,185
Capital One Financial Corp.(c)	31,947,811	1,359,698,836
Charles Schwab Corp.	26,851,400	459,427,454
Credit Suisse Group AG ADR(b) (Switzerland)	2,845,400	114,982,614
Goldman Sachs Group, Inc.	1,466,400	246,589,824
Legg Mason, Inc.	5,604,800	203,286,096
SLM Corp.(a),(c)	25,945,682	326,656,137

		3,673,638,146
INSURANCE: 2.2%
AEGON NV(a),(b) (Netherlands)	54,231,372	332,438,310
Genworth Financial, Inc., Class A(a)	13,102,457	172,166,285
Loews Corp.	3,574,900	139,099,359
The Travelers Companies, Inc.	5,826,850	324,613,814

		968,317,768

		7,301,181,544
HEALTH CARE: 18.8%
HEALTH CARE EQUIPMENT & SERVICES: 2.7%
Boston Scientific Corp.(a)	69,327,600	524,809,932
CareFusion Corp.(a)	7,308,875	187,838,088
Covidien PLC(b) (Ireland)	5,214,991	238,116,489
Medtronic, Inc.	5,209,600	193,224,064

		1,143,988,573
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.1%
Amgen, Inc.(a)	18,688,300	1,025,987,670
Gilead Sciences, Inc.(a)	2,733,348	99,056,532
GlaxoSmithKline PLC ADR(b) (United Kingdom)	27,569,000	1,081,256,180
Merck & Co., Inc.	33,099,000	1,192,887,960
Novartis AG ADR(b) (Switzerland)	21,840,400	1,287,491,580
Pfizer, Inc.	59,957,664	1,049,858,697
Roche Holding AG ADR(b) (Switzerland)	7,865,550	288,272,407
Sanofi-Aventis ADR(b) (France)	28,330,602	913,095,302

		6,937,906,328

		8,081,894,901
INDUSTRIALS: 7.3%
CAPITAL GOODS: 4.2%
Eaton Corp.	437,995	44,460,872
General Electric Co.	77,480,775	1,417,123,375
Tyco International, Ltd.(b) (Switzerland)	8,184,975	339,185,364

		1,800,769,611
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Dun & Bradstreet Corp.	835,335	68,572,650
Pitney Bowes, Inc.(c)	10,192,550	246,455,859

		315,028,509

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.4%
FedEx Corp.	11,031,499	$1,026,039,722

		3,141,837,842
INFORMATION TECHNOLOGY: 20.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.3%
Maxim Integrated Products, Inc.(c)	22,634,600	534,629,252
SOFTWARE & SERVICES: 7.7%
AOL, Inc.(a),(c)	7,585,522	179,852,727
BMC Software, Inc.(a)	7,057,340	332,683,007
Cadence Design Systems, Inc.(a),(c)	23,069,000	190,549,940
Computer Sciences Corp.	6,661,900	330,430,240
Compuware Corp.(a),(c)	20,885,512	243,733,925
EBay, Inc.(a)	27,221,300	757,568,779
Electronic Arts, Inc.(a),(c)	21,066,077	345,062,341
Symantec Corp.(a)	33,886,200	567,254,988
Synopsys, Inc.(a),(c)	14,270,269	384,012,939

		3,331,148,886
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.9%
Hewlett-Packard Co.	41,964,995	1,766,726,289
Molex, Inc.	2,524,200	57,349,824
Molex, Inc., Class A	8,644,330	163,118,507
Motorola, Inc.(a),(c)	127,577,511	1,157,128,025
Nokia Corp. ADR(b) (Finland)	34,191,900	352,860,408
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	28,060,700	323,539,871
Tyco Electronics, Ltd.(b) (Switzerland)	15,603,975	552,380,715
Xerox Corp.(c)	65,928,882	759,500,721

		5,132,604,360

		8,998,382,498
MATERIALS: 3.0%
Cemex SAB de CV ADR(a),(b) (Mexico)	16,597,362	177,757,747
Domtar Corp.	1,457,459	110,650,287
Dow Chemical Co.	24,955,745	851,989,135
Vulcan Materials Co.	3,259,625	144,596,965

		1,284,994,134
TELECOMMUNICATION SERVICES: 2.9%
Sprint Nextel Corp.(a)	130,616,339	552,507,114
Vodafone Group PLC ADR(b) (United Kingdom)	25,838,900	682,922,127

		1,235,429,241

TOTAL COMMON STOCKS (Cost $39,476,809,874)		$42,587,707,482

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$129,162,873	$129,162,873
REPURCHASE AGREEMENT: 0.7%
Fixed Income Clearing Corporation(e) 0.13%, dated 12/31/10, due 1/3/11, maturity value $310,677,366	310,674,000	310,674,000

TOTAL SHORT-TERM INVESTMENTS (Cost $439,836,873)		$439,836,873

TOTAL INVESTMENTS (Cost $39,916,646,747)	100.0%	$43,027,544,355
OTHER ASSETS LESS LIABILITIES	0.0%	10,057,255

NET ASSETS	100.0%	$43,037,601,610

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Incorporated in Curaçao
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.375%, 4/15/12-5/15/2012. Total collateral value is $316,888,075.

Note: a company’s country of incorporation determines whether it is a U.S. or non-U.S. company for purposes of compliance with the Fund’s prospectus guidelines.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
ASSETS:
Investments, at value
Unaffiliated issuers (cost $33,971,031,849)	$38,059,764,374
Affiliated issuers (cost $5,945,614,898)	4,967,779,981

43,027,544,355
Receivable for investments sold	34,675,292
Receivable for Fund shares sold	27,350,287
Dividends and interest receivable	77,074,131
Prepaid expenses and other assets	261,646

43,166,905,711

LIABILITIES:
Payable for investments purchased	37,174,456
Payable for Fund shares redeemed	72,214,650
Management fees payable	18,077,550
Accrued expenses	1,837,445

129,304,101

NET ASSETS	$43,037,601,610

NET ASSETS CONSIST OF:
Paid in capital	$46,272,739,424
Undistributed net investment income	6,100,054
Accumulated net realized loss	(6,352,135,476)
Net unrealized appreciation	3,110,897,608

$43,037,601,610

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	399,367,066
Net asset value per share	$107.76

STATEMENT OF OPERATIONS

Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $16,047,102)
Unaffiliated issuers	$665,675,479
Affiliated issuers	51,956,800
Interest	390,624

718,022,903

EXPENSES:
Management fees	202,783,125
Custody and fund accounting fees	549,360
Transfer agent fees	4,565,475
Professional services	155,686
Shareholder reports	1,946,437
Registration fees	276,776
Trustees’ fees	158,000
Miscellaneous	1,505,933

211,940,792

NET INVESTMENT INCOME	506,082,111

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	653,683,804
Affiliated issuers	226,238,533
Net change in unrealized appreciation	3,815,009,018

Net realized and unrealized gain	4,694,931,355

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,201,013,466

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$506,082,111	$489,322,713
Net realized gain/(loss)	879,922,337	(6,582,700,408)
Net change in unrealized appreciation/depreciation	3,815,009,018	15,810,026,274

	5,201,013,466	9,716,648,579

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(507,775,906)	(511,502,606)
Net realized gain	—	—

Total distributions	(507,775,906)	(511,502,606)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,076,073,491	6,004,678,797
Reinvestment of distributions	479,511,504	483,257,450
Cost of shares redeemed	(8,202,331,378)	(8,423,170,138)

Net decrease from Fund share transactions	(1,646,746,383)	(1,935,233,891)

Total increase in net assets	3,046,491,177	7,269,912,082

NET ASSETS:
Beginning of year	39,991,110,433	32,721,198,351

End of year (including undistributed net investment income of $6,100,054 and $7,793,849, respectively)	$43,037,601,610	$39,991,110,433

SHARE INFORMATION:
Shares sold	62,171,956	77,216,599
Distributions reinvested	4,856,472	6,220,003
Shares redeemed	(83,626,447)	(107,436,792)

Net decrease in shares outstanding	(16,598,019)	(24,000,190)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2010:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$42,587,707,482	$—
Money Market Fund	129,162,873	—
Repurchase Agreement	—	310,674,000

Total	$42,716,870,355	$310,674,000

(a)	At December 31, 2010 the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, and net short-term realized gain/(loss). During the period, the Fund recognized net realized gains of $157,146,540 from the delivery of appreciated securities in an in-kind redemption transaction. At December 31, 2010, the cost of investments for federal income tax purposes was $39,971,763,975.

Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Ordinary income	$507,775,906	$511,502,606
	($1.230 per share)	($1.195 per share)
Long-term capital gain	—	—

At December 31, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$7,822,357,085
Unrealized depreciation	(4,766,576,705)

Net unrealized appreciation	3,055,780,380
Undistributed ordinary income	6,100,054
Capital Loss carryforward(a)	(6,297,018,248)
(a)

Represents accumulated capital loss as of December 31, 2010 which may be carried forward to offset future capital gains. During 2010, the Fund utilized $596,359,153 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $94,163 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, purchases and sales of securities, other than short-term securities, aggregated $4,905,604,135 and $6,264,759,268, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2010. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	6,075,118	1,580,604	(70,200)	7,585,522	$—	(b)	$179,852,727
Cadence Design Systems, Inc.	23,282,600	—	(213,600)	23,069,000	—	(b)	190,549,940
Capital One Financial Corp.	31,943,611	300,000	(295,800)	31,947,811	6,418,932		1,359,698,836
Citrix Systems, Inc.	11,327,022	—	(11,327,022)	—	—	(b)	—
Compuware Corp.	22,088,112	—	(1,202,600)	20,885,512	—	(b)	243,733,925
Electronic Arts, Inc.	11,161,177	10,100,000	(195,100)	21,066,077	—	(b)	345,062,341
Maxim Integrated Products, Inc.	23,348,800	—	(714,200)	22,634,600	19,059,034		534,629,252
Motorola, Inc.	129,758,711	2,000,000	(4,181,200)	127,577,511	—	(b)	1,157,128,025
Pitney Bowes, Inc.	10,286,950	—	(94,400)	10,192,550	14,984,491		246,455,859
SLM Corp.	26,185,882	—	(240,200)	25,945,682	—	(b)	326,656,137
Synopsys, Inc.	10,122,369	4,280,000	(132,100)	14,270,269	—	(b)	384,012,939
Xerox Corp.	67,997,300	844,782	(2,913,200)	65,928,882	11,494,343		—	(c)

					$51,956,800		$4,967,779,981

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$96.14	$74.37	$138.26	$153.46	$137.22
Income from investment operations:
Net investment income	1.23	1.15	1.91	2.30	2.15
Net realized and unrealized gain/(loss)	11.62	21.82	(59.83)	(1.90)	23.12

Total from investment operations	12.85	22.97	(57.92)	0.40	25.27

Distributions to shareholders from:
Net investment income	(1.23)	(1.20)	(1.84)	(2.34)	(2.12)
Net realized gain	—	—	(4.13)	(13.26)	(6.91)

Total distributions	(1.23)	(1.20)	(5.97)	(15.60)	(9.03)

Net asset value, end of year	$107.76	$96.14	$74.37	$138.26	$153.46

Total return	13.48%	31.27%	(43.31)%	0.14%	18.54%
Ratios/supplemental data:
Net assets, end of period (millions)	$43,038	$39,991	$32,721	$63,291	$66,185
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.25%	1.42%	1.75%	1.44%	1.48%
Portfolio turnover rate	12%	18%	31%	27%	14%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2011

PAGE 13 ▪ DODGE & COX STOCK FUND

SPECIAL 2010 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $507,775,906 of its distributions paid to shareholders in 2010 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 91% of its ordinary dividends paid to shareholders in 2010 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2011. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received additional information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; (iii) turnover and recent Fund performance; and (iv) subscription and redemption activity.

Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 2, 2010, and again on December 15, 2010, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

DODGE & COX STOCK FUND ▪ PAGE 14

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; and Dodge & Cox’s overall high level of attention to its core investment management function.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, trading, regulatory filings, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its web site and other means. The Board also noted Dodge & Cox’s diligent disclosure policy.

In addition, the Board considered that Dodge & Cox manages approximately $118 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly since then. The Board determined that Dodge & Cox has maintained and enhanced its historic, long-term, bottom up investment style.

The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and

PAGE 15 ▪ DODGE & COX STOCK FUND

expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. In particular, the Board considered that the Funds are substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that Dodge & Cox does not charge front-end sales commissions or distribution fees and bears, among other things, third party research and distribution-related costs, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are kept down by outsourcing and by low turnover and commissions, which are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios.

In comparing the range of services provided to the Funds under the Agreements to the services Dodge & Cox provides under its separate advisory client agreements, the Board determined that part of the difference is due to higher risks as well as legal and management costs of sponsoring the Funds and noted that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that, the greater risks and regulatory burdens associated with sponsoring a high profile mutual fund business, and the fact that these are different lines of business, there is reasonable justification for differences in fee rates charged between the two. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2010 are projected to increase from 2009. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund

DODGE & COX STOCK FUND ▪ PAGE 16

assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access by small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (67)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (49)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (51)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (57)	Secretary (Officer since 2000)	Chief Operating Officer, Director, Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (36)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (69)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (61)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (64)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (71)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Comercio Exterior S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/10 GSF AR       Printed on recycled paper

2010

Annual Report

December 31, 2010

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 9.2% for the fourth quarter of 2010, compared to 9.0% for the MSCI World Index. For 2010, the Fund had a total return of 13.5%, compared to 11.8% for the MSCI World. At year end, the Fund had net assets of $1.8 billion with a cash position of 6.0%.

MARKET COMMENTARY

Global equity markets ended the fourth quarter and year with solid gains, as fears about major developed world economies continued to fade. Despite a modest economic recovery in the United States and sovereign debt concerns in Europe, it was a good year for global economic growth and equity investors. From August 31, the start of the market rally, the MSCI Japan Index increased 17.3% in U.S.-dollar terms (13.3% in local currency), while the S&P 500 rose 20.6%.

While markets rose, corporate earnings also increased. As a result, current equity valuations still remain low by historical standards. Notably, the MSCI World offers a dividend yield of 2.4%, which is greater than most five-year sovereign debt yields, and trades at an attractive 12.6 times estimated forward earnings. Given the number of companies with low valuations and good prospects for earnings and cash flow growth, we see attractive opportunities today.

INVESTMENT STRATEGY

Dodge & Cox’s core investment philosophy has remained the same since the firm was established in 1930. We seek to build a portfolio of solid business franchises where the current valuation does not adequately reflect the companies’ long-term potential. This goal is accomplished through an extensive, bottom-up research process. We perform ongoing fundamental analysis of individual companies, their strategies, capabilities, opportunities, and challenges. As a result of our valuation discipline, we tend to invest in securities with below-average to average valuations and trim or sell securities when valuations become demanding.

A Tale of Two Financials

An example of this valuation discipline can be seen in the Fund’s transactions in the Financials sector. The Fund increased its exposure to developed market Financials this year, where we found attractive valuations. For example, we added to the Fund’s existing investment in Credit Suisse.1 Credit Suisse is a global financial services firm, with a world-class private banking franchise and strong businesses in asset management and investment banking. We invested based on the strength of its franchise, market leadership, and depressed valuation. The company’s long-term growth opportunities from capital markets in Europe and Asia also looked compelling. As banks worldwide were roiled by increased regulation and concerns about the adequacy of their capital positions, Credit Suisse’s share price declined, and we added to the position in the Fund.

In contrast, the Fund sold its position in ICICI Bank in the fourth quarter in order to fund opportunities elsewhere. ICICI Bank is one of the largest private sector banks in India, with strong market positions in life insurance, asset management, and overseas remittances. Like other banks in India, ICICI faces a substantial opportunity to increase market penetration of credit and other financial products. The Fund first purchased ICICI Bank in 2008 for its franchise strength, operational enhancement potential, and attractive valuation. In the years that followed, management improved the bank’s low-cost deposit funding, asset quality, and cost-to-income ratio. Over time, the market rewarded the strength of ICICI Bank’s business franchise, and the valuation began to reflect increasingly optimistic assumptions. We remind ourselves that valuation can be the difference between a good company and a good investment.

Opportunities in Media

One area of emphasis in the Fund is media. The Fund had an 8% weighting (including Electronic Arts and AOL, which are categorized as Information Technology holdings) across ten different companies that we view as leaders in media distribution and content. The Fund’s holdings are well diversified, deriving revenue from both distribution (i.e., subscriptions for cable or satellite TV) and content (i.e., advertising, cable affiliate fees, or film/TV production). We believe that the investment opportunity is quite attractive for selected media companies with reasonable valuations.

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

Technological changes continue to unfold, creating new digital media opportunities as well as business challenges. One challenge that has gained much attention is the potential threat to cable and satellite TV of video content distribution over the internet (e.g., Netflix and Hulu). We believe this threat is exaggerated. The current industry ecosystem of broadcast TV and cable programming—largely distributed by incumbent pay-TV operators such as Naspers, Comcast, and Time Warner Cable—is well established, enjoys economies of scale, and is quite profitable. In other words, barriers to entry are high and incentives to protect the status quo are strong. Moreover, Comcast and Time Warner Cable are leading providers of high-speed internet services and stand to benefit from significantly increased demand for bandwidth if consumers increasingly shift their TV viewing online. Distributors and content providers are engaged in their own trials to explore the economics of providing content online. Our team of global research analysts closely monitors developments in this area of rapid change.

Comcast and Time Warner Cable, two of the Fund’s significant media holdings, were up 33% and 64% in 2010, respectively. At year-end valuations of approximately 15 times 2011 estimated earnings and 9 times 2011 estimated free cash flow (cash flow from operations less capital expenditures), we believe that these investments remain attractive. The Fund also holds two content providers: Time Warner and News Corp., with major exposure to cable programming (e.g., HBO and Fox News) and film/TV production (e.g., Warner Bros. and 20th Century Fox). These franchises have great potential to drive future growth, profits, and cash flow.

IN CLOSING

We are optimistic about the long-term opportunity for equities despite current economic uncertainties and concerns about sovereign debt. The MSCI World’s year-end multiple of 12.6 times estimated forward earnings incorporates investors’ rather modest expectations. Meanwhile, economic growth continues: according to the IMF, global growth was almost 5%, led by emerging market economies. Developing market consumers should have more discretionary income available to spend on consumer products, technology, telecommunications, pharmaceuticals, and financial services.

Low valuation has historically provided a good starting point for attractive equity returns, and there are reasons for optimism about earnings growth. We believe that the Fund is well positioned to benefit from a favorable equity backdrop and global growth prospects throughout our investment horizon. We encourage our fellow shareholders to take a long-term view when investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

January 31, 2011

[1]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 1.8 percentage points in 2010.

Key Contributors to Relative Results

▪

Strong returns in the Consumer Discretionary sector (up 34% versus up 25% for the MSCI World sector), combined with a higher average weighting (14% versus 10%), had a positive impact. BMW (up 74%), Time Warner Cable (up 64%), and Naspers (up 45%) were strong performers.

▪	Relative returns in the Financials sector (up 11% versus up 5% for the MSCI World sector) contributed. Kasikornbank (up 70%) helped performance.
▪	Strong returns in the Energy sector (up 21% versus up 12% for the MSCI World sector) helped performance.
▪	The Fund’s underweight position in the Utilities sector, the weakest sector of the market, helped results.
▪	Additional key contributors included Lanxess (up 112%), Mitsubishi Electric (up 44%), Domtar (up 39%), Anadolu Efes (up 38%), and Vodafone (up 21%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Health Care sector (down 4% versus up 2% for the MSCI World sector), combined with a higher average weighting (17% versus 10%), hurt results. Sanofi-Aventis (down 16%), Roche (down 12%), and GlaxoSmithKline (down 2%) were notable detractors.

▪

The Materials sector was one of the stronger sectors of the market. Therefore, the Fund’s lower average weighting (7% versus 8% for the MSCI World sector) detracted from relative results. Lafarge (down 21%) was a weak performer within the sector.

▪	Additional key detractors included Unicredit (down 35%), Hewlett-Packard (down 18%), and Nokia (down 16%).

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Consistent with industry practice, going forward Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our website, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our website. There you will find Fund characteristics, holdings, performance, commentary, and more.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	Since Inception (05/01/08)
Dodge & Cox Global Stock Fund	13.51%	-3.44%
MSCI World Index	11.76	-3.88

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI World is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2010	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,255.70	$3.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.79	3.46
*	Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$8.90
Total Net Assets (billions)	$1.8
2009 Expense Ratio(a)	0.74%
2010 Expense Ratio	0.69%
Portfolio Turnover Rate	14%
30-Day SEC Yield(b)	1.18%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	97	1,660
Median Market Capitalization (billions)	$25	$8
Weighted Average Market Capitalization (billions)	$59	$65
Price-to-Earnings Ratio(c)	11.2x	12.6x
Countries Represented	23	24
Emerging Markets (Brazil, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	12.8%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co. (United States)	3.4%
Wells Fargo & Co. (United States)	2.5
Bank of New York Mellon Corp. (United States)	2.5
General Electric Co. (United States)	2.4
Sanofi-Aventis (France)	2.3
Naspers, Ltd. (South Africa)	2.3
Vodafone Group PLC (United Kingdom)	2.2
Roche Holding AG (Switzerland)	2.0
Schlumberger, Ltd. (United States)	1.9
Merck & Co., Inc. (United States)	1.9

ASSET ALLOCATION

REGION DIVERSIFICATION(e)	Fund	MSCI World
United States	41.3%	49.1%
Europe (excluding United Kingdom)	28.1	19.3
United Kingdom	8.5	9.7
Japan	4.7	10.1
Africa/Middle East	4.0	0.4
Pacific (excluding Japan)	3.9	6.1
Latin America	3.5	0.0
Canada	0.0	5.3

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	22.8%	20.1%
Health Care	15.9	9.3
Information Technology	12.9	11.7
Consumer Discretionary	12.0	10.4
Industrials	7.8	11.3
Telecommunication Services	7.1	4.2
Energy	6.8	11.0
Materials	5.6	8.3
Consumer Staples	3.1	9.8
Utilities	0.0	3.9

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)	The Fund may classify a company in a different category than the MSCI World.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS: 92.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.0%
AUTOMOBILES & COMPONENTS: 2.2%
Bayerische Motoren Werke AG (Germany)	197,600	$15,539,511
Yamaha Motor Co., Ltd.(a) (Japan)	1,482,400	24,155,871

		39,695,382
CONSUMER DURABLES & APPAREL: 1.7%
LG Electronics, Inc. (South Korea)	136,800	14,223,632
Panasonic Corp. (Japan)	544,300	7,729,744
Sony Corp. (Japan)	268,000	9,661,732

		31,615,108
MEDIA: 6.7%
Comcast Corp., Class A (United States)	1,135,200	24,940,344
DISH Network Corp., Class A(a) (United States)	499,300	9,816,238
Grupo Televisa SA ADR(a) (Mexico)	253,800	6,581,034
Naspers, Ltd. (South Africa)	704,320	41,478,701
News Corp., Class A (United States)	467,445	6,805,999
Television Broadcasts, Ltd. (Hong Kong)	1,871,300	10,051,304
Time Warner Cable, Inc. (United States)	167,971	11,091,125
Time Warner, Inc. (United States)	350,266	11,268,058

		122,032,803
RETAILING: 1.4%
Home Depot, Inc. (United States)	301,200	10,560,072
Liberty Interactive, Series A(a) (United States)	806,557	12,719,404
Macy’s, Inc. (United States)	74,352	1,881,105

		25,160,581

		218,503,874
CONSUMER STAPLES: 3.1%
FOOD & STAPLES RETAILING: 1.0%
Walgreen Co. (United States)	467,800	18,225,488

FOOD, BEVERAGE & TOBACCO: 2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,462,600	22,166,347
Diageo PLC ADR (United Kingdom)	216,000	16,055,280

		38,221,627

		56,447,115
ENERGY: 5.5%
Baker Hughes, Inc. (United States)	247,387	14,143,115
Chevron Corp. (United States)	128,100	11,689,125
OAO Lukoil ADR (Russia)	201,100	11,362,150
Occidental Petroleum Corp. (United States)	155,425	15,247,192
Royal Dutch Shell PLC ADR (United Kingdom)	189,195	12,634,442
Schlumberger, Ltd.(b) (United States)	415,800	34,719,300

		99,795,324

	SHARES	VALUE
FINANCIALS: 22.8%
BANKS: 9.6%
Bangkok Bank PCL NVDR (Thailand)	1,680,300	$8,193,866
Bank of Yokohama, Ltd. (Japan)	1,473,600	7,641,158
Barclays PLC (United Kingdom)	5,789,500	23,617,588
BB&T Corp. (United States)	646,700	17,001,743
HSBC Holdings PLC (United Kingdom)	1,451,910	14,738,767
Kasikornbank PCL Foreign (Thailand)	2,830,600	12,253,883
Standard Bank Group, Ltd. (South Africa)	176,600	2,883,238
Standard Chartered PLC (United Kingdom)	554,722	14,923,274
SunTrust Banks, Inc. (United States)	333,795	9,850,290
Unicredit SPA (Italy)	8,182,333	16,925,911
Wells Fargo & Co. (United States)	1,482,573	45,944,937

		173,974,655
DIVERSIFIED FINANCIALS: 8.7%
Bank of New York Mellon Corp. (United States)	1,498,700	45,260,740
Capital One Financial Corp. (United States)	691,900	29,447,264
Charles Schwab Corp. (United States)	885,600	15,152,616
Credit Suisse Group AG (Switzerland)	664,200	26,759,801
Goldman Sachs Group, Inc. (United States)	108,500	18,245,360
Haci Omer Sabanci Holding AS (Turkey)	2,445,088	11,401,965
Legg Mason, Inc. (United States)	345,000	12,513,150

		158,780,896
INSURANCE: 3.8%
AEGON NV(a) (Netherlands)	4,241,574	25,936,837
Dai-ichi Life Insurance Co., Ltd. (Japan)	5,000	8,122,921
Swiss Life Holding AG (Switzerland)	62,000	8,965,134
Swiss Reinsurance Co., Ltd. (Switzerland)	480,100	25,827,839

		68,852,731
REAL ESTATE: 0.7%
BR Malls Participacoes SA (Brazil)	538,700	5,549,259
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	7,426,925

		12,976,184

		414,584,466
HEALTH CARE: 15.9%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Boston Scientific Corp.(a) (United States)	1,864,100	14,111,237
Covidien PLC (Ireland)	306,200	13,981,092
Medtronic, Inc. (United States)	221,200	8,204,308

		36,296,637
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.9%
Amgen, Inc.(a) (United States)	509,400	27,966,060
Bayer AG (Germany)	304,420	22,495,842
Gilead Sciences, Inc.(a) (United States)	230,000	8,335,200
GlaxoSmithKline PLC ADR (United Kingdom)	818,900	32,117,258

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
Merck & Co., Inc. (United States)	957,200	$34,497,488
Novartis AG ADR (Switzerland)	583,600	34,403,220
Pfizer, Inc. (United States)	816,100	14,289,911
Roche Holding AG (Switzerland)	253,700	37,173,155
Sanofi-Aventis (France)	648,700	41,479,144

		252,757,278

		289,053,915
INDUSTRIALS: 7.8%
CAPITAL GOODS: 6.7%
General Electric Co. (United States)	2,353,600	43,047,344
Koninklijke Philips Electronics NV (Netherlands)	505,316	15,476,815
Mitsubishi Electric Corp. (Japan)	1,603,700	16,829,073
Schneider Electric SA (France)	87,389	13,079,126
Tyco International, Ltd. (Switzerland)	510,300	21,146,832
Wienerberger AG(a) (Austria)	624,780	11,930,628

		121,509,818
TRANSPORTATION: 1.1%
FedEx Corp. (United States)	207,200	19,271,672

		140,781,490
INFORMATION TECHNOLOGY: 12.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Infineon Technologies AG(a) (Germany)	710,408	6,610,102
Maxim Integrated Products, Inc. (United States)	394,000	9,306,280

		15,916,382
SOFTWARE & SERVICES: 4.7%
AOL, Inc.(a) (United States)	553,169	13,115,637
Cadence Design Systems, Inc.(a) (United States)	1,124,000	9,284,240
Compuware Corp.(a) (United States)	421,400	4,917,738
EBay, Inc.(a) (United States)	515,900	14,357,497
Electronic Arts, Inc.(a) (United States)	632,300	10,357,074
Nintendo Co., Ltd. (Japan)	39,800	11,681,661
Symantec Corp.(a) (United States)	756,600	12,665,484
Synopsys, Inc.(a) (United States)	356,800	9,601,488

		85,980,819
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.3%
Hewlett-Packard Co. (United States)	1,444,800	60,826,080
Nokia Oyj (Finland)	2,876,400	29,750,494
Telefonaktiebolaget LM Ericsson (Sweden)	1,177,688	13,684,375
Tyco Electronics, Ltd. (Switzerland)	425,900	15,076,860
Xerox Corp. (United States)	1,163,000	13,397,760

		132,735,569

		234,632,770
MATERIALS: 5.6%
Cemex SAB de CV ADR(a) (Mexico)	1,290,056	13,816,500
Domtar Corp. (United States)	383,416	29,108,943
Dow Chemical Co. (United States)	500,000	17,070,000
Lafarge SA (France)	450,708	$28,259,028

	SHARES	VALUE
Lanxess AG (Germany)	6,914	546,035
Norsk Hydro ASA (Norway)	1,681,575	12,279,571

		101,080,077
TELECOMMUNICATION SERVICES: 7.1%
America Movil SAB de CV, Series L (Mexico)	5,181,900	14,853,381
MTN Group, Ltd. (South Africa)	1,353,300	27,614,510
PT Telekomunik Indonesia ADR (Indonesia)	503,600	17,953,340
Telefonica SA (Spain)	977,700	22,164,780
Telekom Austria AG (Austria)	468,900	6,591,738
Vodafone Group PLC ADR (United Kingdom)	1,506,100	39,806,223

		128,983,972

TOTAL COMMON STOCKS (Cost $1,433,750,038)		$1,683,863,003

PREFERRED STOCKS: 1.3%
ENERGY: 1.3%
Petroleo Brasileiro SA ADR (Brazil)	399,100	13,637,247
Ultrapar Participacoes SA ADR (Brazil)	147,800	9,550,836

TOTAL PREFERRED STOCKS (Cost $15,545,490)		$23,188,083

SHORT-TERM INVESTMENTS: 7.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$5,364,282	$5,364,282

REPURCHASE AGREEMENT: 7.0%
Fixed Income Clearing Corporation(c) 0.13%, dated 12/31/10, due 1/3/11, maturity value $128,521,392	128,520,000	128,520,000

TOTAL SHORT-TERM INVESTMENTS (Cost $133,884,282)		$133,884,282

TOTAL INVESTMENTS (Cost $1,583,179,810)	101.3%	$1,840,935,368
OTHER ASSETS LESS LIABILITIES	(1.3%)	(24,196,428)

NET ASSETS	100.0%	$1,816,738,940

(a)	Non-income producing
(b)	Incorporated in Curaçao
(c)	Repurchase agreement is collateralized by Freddie Mac 0.00%, 9/30/11. Total collateral value is $131,091,450.

Note: a company’s country of incorporation determines whether it is a U.S. or non-U.S. company for purposes of compliance with the Fund’s prospectus guidelines.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
ASSETS:
Investments, at value (cost $1,583,179,810)	$1,840,935,368
Cash denominated in foreign currency (cost $561)	560
Receivable for investments sold	756,490
Receivable for Fund shares sold	1,015,318
Dividends and interest receivable	2,821,398
Prepaid expenses and other assets	7,597

1,845,536,731

LIABILITIES:
Payable for investments purchased	26,304,888
Payable for Fund shares redeemed	271,608
Management fees payable	841,325
Accrued foreign capital gain tax	1,127,939
Accrued expenses	252,031

28,797,791

NET ASSETS	$1,816,738,940

NET ASSETS CONSIST OF:
Paid in capital	$1,629,784,229
Undistributed net investment income	19,856
Accumulated net realized loss	(69,669,182)
Net unrealized appreciation (net of accrued foreign capital gain tax of $1,127,939)	256,604,037

$1,816,738,940

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	204,150,776
Net asset value per share	$8.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $1,540,217)	$23,144,918
Interest	32,359

23,177,277

EXPENSES:
Management fees	7,421,403
Custody and fund accounting fees	175,390
Transfer agent fees	295,859
Professional services	159,499
Shareholder reports	71,336
Registration fees	190,737
Trustees’ fees	158,000
Miscellaneous	48,003

8,520,227

NET INVESTMENT INCOME	14,657,050

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss)
Investments	26,764,651
Foreign currency transactions	(243,630)
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $871,152)	157,002,669
Foreign currency transactions	(20,190)

Net realized and unrealized gain	183,503,500

NET INCREASE IN NET ASSETS FROM OPERATIONS	$198,160,550

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$14,657,050	$6,438,809
Net realized gain/(loss)	26,521,021	(69,287,606)
Net change in unrealized appreciation/depreciation	156,982,479	295,603,719

	198,160,550	232,754,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,456,000)	(6,376,326)
Net realized gain	—	—

Total distributions	(14,456,000)	(6,376,326)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	895,416,650	355,259,443
Reinvestment of distributions	13,491,932	6,145,632
Cost of shares redeemed	(189,656,529)	(142,217,300)

Net increase from Fund share transactions	719,252,053	219,187,775

Total increase in net assets	902,956,603	445,566,371

NET ASSETS:
Beginning of year	913,782,337	468,215,966

End of year (including undistributed net investment income of $19,856 and $62,436, respectively)	$1,816,738,940	$913,782,337

SHARE INFORMATION:
Shares sold	110,491,862	51,624,866
Distributions reinvested	1,524,512	782,883
Shares redeemed	(23,426,538)	(24,605,386)

Net increase in shares outstanding	88,589,836	27,802,363

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008. It seeks long-term growth of principal and income, and invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by a pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms. The Fund did not enter into any forward foreign currency contracts during the year ended December 31, 2010.

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Foreign currency gains and losses related to investments are included with the reported net realized and unrealized gains (losses) on investment transactions.

Reported net foreign currency realized gains and losses arise from the disposition of foreign currency,

currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2010:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$1,683,863,003	$—
Preferred Stocks(b)	23,188,083	—
Money Market Fund	5,364,282	—
Repurchase Agreement	—	128,520,000

Total	$1,712,415,368	$128,520,000

(a)	At December 31, 2010 the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments. Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE move from a Level 1 to Level 2 classification.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary operating expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for the fiscal periods ending December 31, 2008 and 2009. The expense reimbursement agreement expired on December 31, 2009.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/ (loss) on investments, and foreign currency realized gain/ (loss). At December 31, 2010, the cost of investments for federal income tax purposes was $1,586,401,071.

Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Ordinary income	$14,456,000	$6,376,326
	($0.078 per share)	($0.056 per share)

Long-term capital gain	—	—

At December 31, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$287,766,283
Unrealized depreciation	(34,359,925)

Net unrealized appreciation	253,406,358
Undistributed ordinary income	202,263
Capital Loss carryforward(a)	(66,447,920)
Deferred loss(b)	(182,407)
(a)

Represents accumulated capital loss as of December 31, 2010 which may be carried forward to offset future capital gains. During 2010, the Fund utilized $26,750,808 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

(b)	Represents net realized loss incurred between November 1, 2010 and December 31, 2010. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2011.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $3,126 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, purchases and sales of securities, other than short-term securities, aggregated $808,228,888 and $168,619,870, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Year Ended December 31,		May 1, 2008 (inception) through December 31,
	2010	2009	2008
Net asset value, beginning of period	$7.91	$5.34	$10.00
Income from investment operations:
Net investment income	0.08	0.06	0.04
Net realized and unrealized gain/(loss)	0.99	2.57	(4.66)

Total from investment operations	1.07	2.63	(4.62)

Distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.04)
Net realized gain	—	—	—

Total distributions	(0.08)	(0.06)	(0.04)

Net asset value, end of period	$8.90	$7.91	$ 5.34

Total return	13.51%	49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,817	$914	$468
Ratio of expenses to average net assets	0.69%	0.74%	0.87	%(a)
Ratio of net investment income to average net assets	1.19%	1.09%	1.39	%(a)
Portfolio turnover rate	14%	20%	10%
(a)	Annualized

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Global Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2011

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

SPECIAL 2010 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2010, the Fund elected to pass through to shareholders foreign source income of $17,520,479 and foreign taxes paid of $1,514,666.

The Fund designates up to a maximum of $15,970,666 of its distributions paid to shareholders in 2010 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 43% of its ordinary dividends paid to shareholders in 2010 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2011. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received additional information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; (iii) turnover and recent Fund performance; and (iv) subscription and redemption activity.

Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 2, 2010, and again on December 15, 2010, to discuss whether to renew the Agreements. The Board, including the Independent

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; and Dodge & Cox’s overall high level of attention to its core investment management function.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, trading, regulatory filings, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its web site and other means. The Board also noted Dodge & Cox’s diligent disclosure policy.

In addition, the Board considered that Dodge & Cox manages approximately $118 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly since then. The Board determined that Dodge & Cox has maintained and enhanced its historic, long-term, bottom up investment style.

The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. In particular, the Board considered that the Funds are substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that Dodge & Cox does not charge front-end sales commissions or distribution fees and bears, among other things, third party research and distribution-related costs, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are kept down by outsourcing and by low turnover and commissions, which are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios.

In comparing the range of services provided to the Funds under the Agreements to the services Dodge & Cox provides under its separate advisory client agreements, the Board determined that part of the difference is due to higher risks as well as legal and management costs of sponsoring the Funds and noted that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that, the greater risks and regulatory burdens associated with sponsoring a high profile mutual fund business, and the fact that these are different lines of business, there is reasonable justification for differences in fee rates charged between the two. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2010 are projected to increase from 2009. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 16

each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access by small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX GLOBAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (67)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (49)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (51)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (57)	Secretary (Officer since 2000)	Chief Operating Officer, Director, Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (36)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (69)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (61)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (64)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (71)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Comercio Exterior S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/10 ISF AR       Printed on recycled paper

2010

Annual Report

December 31, 2010

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 8.0% for the fourth quarter of 2010, compared to 6.6% for the MSCI EAFE (Europe, Australasia, Far East) Index. For 2010, the Fund had a total return of 13.7%, compared to 7.7% for the MSCI EAFE. At year end, the Fund had net assets of $43.4 billion with a cash position of 1.9%.

MARKET COMMENTARY

Throughout 2010, there was great concern about high unemployment and fiscal deficits in the developed world. Despite the weakness of the economic recovery in the United States and sovereign debt travails in Europe, it was a good year for global economic growth and equity investors. According to the IMF, global growth of almost 5% was led by emerging market economies. Equity markets outside of Europe appreciated 16%.

While markets rose, corporate earnings also increased. As a result, current equity valuations still remain low by historical standards: the MSCI EAFE is trading at 11.8 times estimated forward earnings and has a dividend yield of 2.9%, which is greater than most five-year sovereign debt yields. Given the number of companies with low valuations and good prospects for earnings and cash flow growth, we see many attractive investment opportunities today.

PORTFOLIO DISCUSSION

We have a three- to five-year investment horizon and typically make gradual changes to individual holdings. Over time, these can accumulate into meaningful shifts in the overall composition of the Fund. For example, we have made a series of decisions over the year that have resulted in a substantial increase in the Fund’s Telecommunication Services (Telecom) and Pharmaceuticals (Pharma) holdings. In both cases, valuations are historically low as long-term growth prospects and uses of current cash flow are viewed with skepticism. We think innovation and growing demand in the developing world can provide long-term growth in both areas. In the meantime, healthy cash flow supports dividends and potential share buy-backs. We discussed Telecom in the third quarter shareholder letter and our rationale for increasing the Fund’s exposure to wireless telecommunications in emerging markets. Later in this letter we focus on Pharma, using Roche1 as an example.

Over the past year, we reduced the portfolio’s exposure to emerging market financial services and consumer products companies. As emerging markets have led global growth, it is not surprising that the market rewarded many of these companies, and their valuations are less attractive. We also reduced exposure to Industrials and Materials, where the market’s valuation now embeds a more robust recovery than we think is likely.

INVESTMENT STRATEGY

Often investors classify investments as either “growth” or “value.” We do not see the investment world this way. Instead, we weigh a company’s fundamentals against its valuation. Our goal is to build a portfolio of investments where our assessment of the fundamentals—competitive position and advantages, strength of management, and growth prospects—is not fully reflected in the valuation. This inherently involves tradeoffs. For example, sometimes we invest in companies with low valuations that we believe more than compensate for the perception of weak fundamentals (e.g., Lanxess discussed below). Other times, we invest in companies that have strong fundamentals at relatively higher valuations (e.g., Roche discussed below).

Lanxess

In January 2005, Bayer, a German conglomerate held in the Fund, decided to spin off to current shareholders a new company called Lanxess. Lanxess was a disparate collection of generally low-growth, low-margin chemical businesses that Bayer shed to focus on its higher-growth agricultural chemicals and pharmaceutical businesses. Academic research has found that spinoffs have provided superior investment returns. Lanxess was also one of the cheapest publicly traded chemical companies in the world. This piqued our interest.

In conversations with management and competitors, we found investment merits beyond the valuation. In more than 40% of its sales, Lanxess was either the market leader or second-largest competitor in its markets. Its

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

position in high-performance rubber for tires was particularly appealing to us, as the market is an oligopoly and high-performance tires help fuel efficiency and driving performance. We always research potential risks. For Lanxess, these risks included weak competitive positions in many businesses, low end-market growth, the continued shift of its business to Asia from Europe, high levels of debt, and the difficulty of restructuring a company in Germany.

Given the importance of restructuring to the investment case for Lanxess, it was essential that we thought highly of management. And we did. Lanxess’ management impressed us with their drive, focus on the business, and ambition to improve profitability. Management would be rewarded handsomely for increasing the long-term value of the company, which we thought aligned their interests with shareholders’. Spun out at €15, Lanxess has gone up 340% compared with the MSCI EAFE’s 31% return, and its valuation has increased from 16% to 74% of sales. Management continues to refocus the franchise and there are still opportunities for margin improvement, yet we trimmed our position in 2010 as the valuation rose. It remains a 1.1% position in the Fund.

Roche

While Lanxess has transformed from “ugly and un-loved” to something better, Roche has been on the opposite trajectory since late 2006. A Swiss-domiciled pharmaceutical company focused on biologics and diagnostics, Roche was valued at a significant premium to its peers and the overall market for most of the past 15 years. Through its product portfolio and its focus on specialty markets, Roche has been able to grow sales at an above average rate. Generic competition is less certain for biologically derived compounds, therefore Roche does not face the patent expiration cliff of its peers. The oncology drug market is particularly attractive, based on its superior growth, reduced payor price sensitivity, smaller sales force, heterogeneity of disease, and first-mover advantages. While Roche was a great company, its valuation kept us from thinking it was a great investment before 2009.

Between January 2007 and April 2009, however, Roche’s share price declined from CHF 240 to CHF 150 and its valuation fell from five times sales to three times.

The market grew increasingly concerned about long-term earnings growth and, when Roche decided to purchase the outstanding shares of Genentech in February 2009, the market questioned the valuation, timing, and whether the Research & Development acumen at Genentech would be weakened. We thought Roche’s prodigious cash flows could service the increased acquisition debt, and the R&D disruption was likely to be lower than expected because of Roche’s long-standing control of Genentech. We also saw potential benefits, including cost savings (including taxes) from the merger and sales force leverage. While the valuation of Roche was at a small premium to the Fund’s other pharmaceutical holdings, it was still quite reasonable in light of the quality of the franchise and we initiated a position in April 2009.

Since we initiated our position, the valuation of Roche has continued to decline. On December 31, 2010, the share price was CHF 137 and the shares traded at two times sales—the forward price-to-earnings ratio has fallen from ~13 times to ~10 times. Roche is facing the industry-wide problem of longer, more expensive trials and a very conservative FDA. For example, we hoped Avastin, a tumor inhibitor that is a significant portion of Roche’s profitability, would be approved for more indications. This has not been the case. In the wake of health care reform and growing awareness of the cost of treatment, biosimilars could be arriving sooner than expected. Roche’s R&D effort remains productive, enhanced by Genentech’s prowess and culture; thus the possibility of growth through innovation remains strong. In the meantime, management has embarked on a significant cost-cutting program that can drive meaningful earnings growth. Moreover, cash flows have proven to be robust, allowing Roche to reduce debt at a rapid pace. With the fall in Roche’s share price, its dividend yield is now over 4% and its valuation at ten times earnings is very attractive. It is one of the Fund’s ten largest holdings at 2.6%.

IN CLOSING

We are optimistic about the long-term opportunity for equities despite current economic uncertainties and concerns about sovereign debt. The MSCI EAFE’s year-end multiple of 11.8 times estimated forward earnings incorporates investors’ rather modest expectations. Low

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

valuation has historically provided a good starting point for attractive equity returns, and there are reasons to be optimistic about earnings growth. As emerging economies continue to grow, developing market consumers should have more discretionary income available to spend on consumer products, technology, telecommunications, pharmaceuticals, and financial services. We believe that the Fund is well positioned to benefit from a favorable equity backdrop and global growth prospects over our investment horizon. We encourage our fellow shareholders to take a long-term view when investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

January 31, 2011

[1]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 6.0 percentage points in 2010.

Key Contributors to Relative Results

▪

The Fund’s holdings and average overweight positions in the Information Technology sector (12% compared to 5% for the MSCI EAFE sector), the Media industry (8% versus 2% for the MSCI EAFE industry), and the Telecommunication Services sector (8% versus 6% for the MSCI EAFE sector) helped the Fund’s performance. Key contributors included Infineon Technologies (up 68%), Naspers (up 45%), MTN Group (up 44%), and Vodafone (up 21%).

▪

The Fund’s holdings in the Financials sector (up 9% compared to down 2% for the MSCI EAFE sector) positively impacted performance. The Fund’s emerging market Financials (up 36%) were particularly strong, notably Kasikornbank (up 70%), Bangkok Bank (up 49%), and Yapi Kredi (up 44%). The Fund’s underweight position in European Banks, which were weak, also helped.

▪	The Fund’s holdings in the Energy sector (up 13% versus up 1% for MSCI EAFE sector) helped results. Ultrapar (up 42%) and Schlumberger (up 30%) were especially strong.
▪	Selected key contributors included Lanxess (up 112%), BMW (up 74%), Mitsubishi Electric (up 44%), and Yamaha Motor (up 30%).

Key Detractors from Relative Results

▪

The Fund’s overweight position and holdings in the Health Care sector (down 3% compared to up 2% for the MSCI EAFE sector) hurt results, especially Sanofi-Aventis (down 16%), Roche (down 12%), and Bayer (down 6%).

▪

The Fund’s overweight position and holdings in the Construction Materials industry (down 17% versus down 11% for MSCI EAFE industry) hindered performance. Lafarge (down 21%) and Cemex (down 6%) were weak.

▪	Selected additional detractors included Unicredit (down 35%), Nokia (down 16%), and Credit Suisse (down 16%).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Consistent with industry practice, going forward Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our website, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our website. There you will find Fund characteristics, holdings, performance, commentary, and more.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	13.69%	-3.67%	5.03%	9.40%
MSCI EAFE	7.74	-7.02	2.46	4.49

Returns represent past performance do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI EAFE Index is an unmanaged index of the developed world’s stock markets, excluding the United States and Canada. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2010	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,275.50	$3.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.97	3.27
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	December 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$35.71
Total Net Assets (billions)	$43.4
Expense Ratio	0.65%
Portfolio Turnover Rate	15%
30-Day SEC Yield(a)	1.47%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	91	969
Median Market Capitalization (billions)	$18	$7
Weighted Average Market Capitalization (billions)	$55	$50
Price-to-Earnings Ratio(b)	11.2x	11.8x
Countries Represented	26	22
Emerging Markets (Brazil, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	22.7%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Naspers, Ltd. (South Africa)	4.3%
Vodafone Group PLC (United Kingdom)	3.1
Bayer AG (Germany)	2.7
Novartis AG (Switzerland)	2.7
Roche Holding AG (Switzerland)	2.6
GlaxoSmithKline PLC (United Kingdom)	2.6
Schlumberger, Ltd. (United States)	2.6
Schneider Electric SA (France)	2.3
Mitsubishi Electric Corp. (Japan)	2.3
Sanofi-Aventis (France)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	46.1%	42.2%
United Kingdom	14.1	21.4
Japan	13.8	22.1
Africa/Middle East	7.7	0.8
Pacific (excluding Japan)	6.3	13.5
Latin America	6.2	0.0
United States	3.9	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	21.4%	23.8%
Consumer Discretionary	15.4	10.5
Health Care	13.6	8.2
Information Technology	12.3	5.0
Industrials	9.6	12.7
Telecommunication Services	8.9	5.4
Materials	7.8	11.5
Energy	7.2	7.9
Consumer Staples	1.6	10.0
Utilities	0.3	5.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)	The Fund may classify a company in a different category than the MSCI EAFE.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS: 96.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.4%
AUTOMOBILES & COMPONENTS: 3.5%
Bayerische Motoren Werke AG (Germany)	9,031,400	$710,240,587
Honda Motor Co., Ltd. ADR (Japan)	6,808,400	268,931,800
NGK Spark Plug Co., Ltd.(b) (Japan)	7,306,200	112,126,188
Yamaha Motor Co., Ltd.(a),(b) (Japan)	27,230,000	443,715,852

		1,535,014,427
CONSUMER DURABLES & APPAREL: 3.8%
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,305,400	173,516,973
LG Electronics, Inc. (South Korea)	5,897,487	613,184,832
Panasonic Corp. (Japan)	29,543,072	419,548,738
Sony Corp. (Japan)	11,987,600	432,167,819

		1,638,418,362
CONSUMER SERVICES: 0.6%
Accor SA (France)	5,448,568	242,454,669

MEDIA: 7.5%
Grupo Televisa SA ADR(a),(b) (Mexico)	26,480,592	686,641,751
Liberty Global, Inc., Series A(a) (United States)	3,641,805	128,847,061
Liberty Global, Inc., Series C(a) (United States)	3,534,971	119,800,167
Naspers, Ltd.(b) (South Africa)	31,680,895	1,865,746,219
News Corp., Class A (United States)	22,063,092	321,238,619
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	146,632,587

		3,268,906,404

		6,684,793,862
CONSUMER STAPLES: 1.6%
FOOD, BEVERAGE & TOBACCO: 1.5%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	26,256,443	397,927,957
Diageo PLC ADR (United Kingdom)	3,550,000	263,871,500

		661,799,457
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Unihair Co., Ltd.(a),(b) (Japan)	3,437,000	46,142,752

		707,942,209
ENERGY: 5.3%
OAO Lukoil ADR (Russia)	7,028,600	397,115,900
Royal Dutch Shell PLC ADR (United Kingdom)	6,801,321	454,192,216
Schlumberger, Ltd.(c) (United States)	13,399,596	1,118,866,266
Total SA (France)	5,982,000	316,952,034

		2,287,126,416
FINANCIALS: 21.4%
BANKS: 13.3%
Banco Santander (Spain)	33,976,594	359,954,348
Bangkok Bank PCL Foreign (Thailand)	33,934,300	171,669,622

	SHARES	VALUE
Bangkok Bank PCL NVDR (Thailand)	6,490,000	$31,648,034
Bank of Yokohama, Ltd. (Japan)	39,648,500	205,592,050
Barclays PLC (United Kingdom)	106,696,985	435,257,877
Erste Group Bank AG (Austria)	4,000,000	187,830,317
Grupo Financiero Banorte SAB de CV (Mexico)	36,528,000	173,618,915
HSBC Holdings PLC (United Kingdom)	91,504,921	928,893,446
ICICI Bank, Ltd. (India)	3,704,243	94,380,947
Kasikornbank PCL Foreign (Thailand)	101,162,627	437,940,714
Kasikornbank PCL NVDR (Thailand)	3,500,000	14,571,239
Mitsubishi UFJ Financial Group (Japan)	46,899,900	253,591,035
Standard Bank Group, Ltd. (South Africa)	44,429,417	725,371,355
Standard Chartered PLC (United Kingdom)	24,172,887	650,305,217
Unicredit SPA (Italy)	295,864,430	612,022,874
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	474,602,507

		5,757,250,497
DIVERSIFIED FINANCIALS: 2.9%
Credit Suisse Group AG (Switzerland)	17,749,600	715,109,553
Deutsche Boerse AG (Germany)	2,000,000	138,440,672
Haci Omer Sabanci Holding AS (Turkey)	86,189,354	401,919,267

		1,255,469,492
INSURANCE: 3.6%
AEGON NV(a) (Netherlands)	73,768,549	451,087,922
Dai-ichi Life Insurance Co., Ltd. (Japan)	135,500	220,131,174
Swiss Life Holding AG (Switzerland)	1,520,000	219,790,374
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	650,503,701

		1,541,513,171
REAL ESTATE: 1.6%
BR Malls Participacoes SA (Brazil)	18,000,000	185,421,687
Hang Lung Group, Ltd. (Hong Kong)	52,357,500	344,882,668
Hang Lung Properties, Ltd. (Hong Kong)	40,008,000	186,070,553

		716,374,908

		9,270,608,068
HEALTH CARE: 13.6%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Covidien PLC (Ireland)	5,713,672	260,886,263
Medipal Holdings Corp.(b) (Japan)	8,576,200	94,539,956

		355,426,219

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.8%
Bayer AG (Germany)	15,775,350	$1,165,757,121
GlaxoSmithKline PLC ADR (United Kingdom)	28,573,749	1,120,662,436
Novartis AG ADR (Switzerland)	19,720,000	1,162,494,000
Roche Holding AG (Switzerland)	7,655,400	1,121,700,321
Sanofi-Aventis (France)	15,052,771	962,503,547

		5,533,117,425

		5,888,543,644
INDUSTRIALS: 9.6%
CAPITAL GOODS: 8.4%
Koninklijke Philips Electronics NV (Netherlands)	27,574,927	844,564,702
Mitsubishi Electric Corp. (Japan)	95,417,600	1,001,303,057
Nexans SA(b) (France)	1,726,461	135,794,122
Schneider Electric SA (France)	6,703,569	1,003,293,616
Tyco International, Ltd. (Switzerland)	9,839,020	407,728,989
Wienerberger AG(a),(b) (Austria)	12,335,026	235,546,275

		3,628,230,761
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Edenred(a) (France)	5,448,568	128,981,515
Experian PLC (United Kingdom)	14,863,626	184,927,464

		313,908,979
TRANSPORTATION: 0.5%
TNT NV (Netherlands)	8,898,734	234,854,706

		4,176,994,446
INFORMATION TECHNOLOGY: 12.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.0%
Infineon Technologies AG(a),(b) (Germany)	94,036,576	874,978,023

SOFTWARE & SERVICES: 1.3%
Nintendo Co., Ltd. (Japan)	1,962,000	575,864,761

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Alcatel-Lucent(a) (France)	64,519,072	187,952,691
Brother Industries, Ltd.(b) (Japan)	23,001,000	341,091,317
Fujifilm Holdings Corp. (Japan)	8,761,100	316,819,677
Fujitsu, Ltd. (Japan)	88,808,000	618,013,548
Kyocera Corp. (Japan)	6,283,900	641,624,966
Nokia Oyj (Finland)	81,929,200	847,390,551
Telefonaktiebolaget LM Ericsson (Sweden)	58,422,200	678,848,131
Tyco Electronics, Ltd. (Switzerland)	7,007,617	248,069,642

		3,879,810,523

		5,330,653,307
MATERIALS: 7.8%
Akzo Nobel NV (Netherlands)	2,998,485	186,259,597
Arkema(b) (France)	3,066,687	220,759,992
BHP Billiton PLC (United Kingdom)	18,306,000	728,077,599
Cemex SAB de CV ADR(a) (Mexico)	32,790,117	351,182,153
Duratex SA (Brazil)	6,916,872	74,377,208
Lafarge SA(b) (France)	12,774,291	800,937,727
Lanxess AG(b) (Germany)	5,745,092	453,720,509
Linde AG (Germany)	1,786,205	271,033,131
Norsk Hydro ASA (Norway)	40,291,218	294,223,494

		3,380,571,410

COMMON STOCKS (continued)

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 8.9%
America Movil SAB de CV, Series L (Mexico)	74,000,000	$212,113,360
Bharti Airtel, Ltd. (India)	27,074,296	216,158,418
Millicom International Cellular SA (Luxembourg)	2,787,494	266,484,426
MTN Group, Ltd. (South Africa)	36,520,300	745,208,156
PT Telekomunik Indonesia ADR (Indonesia)	13,268,047	473,005,876
Telefonica SA (Spain)	21,832,200	494,943,138
Telekom Austria AG (Austria)	8,326,827	117,057,494
Vodafone Group PLC ADR (United Kingdom)	51,150,000	1,351,894,500

		3,876,865,368
UTILITIES: 0.3%
CEZ AS (Czech Republic)	3,000,000	125,333,141

TOTAL COMMON STOCKS (Cost $38,108,699,252)		$41,729,431,871

PREFERRED STOCKS: 1.9%
ENERGY: 1.9%
Petroleo Brasileiro SA ADR (Brazil)	13,553,100	463,109,427
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	382,216,444

TOTAL PREFERRED STOCKS (Cost $330,675,418)		$845,325,871

SHORT-TERM INVESTMENTS: 2.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$129,653,275	$129,653,275

REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(d) 0.13%, dated 12/31/10, due 1/3/11, maturity value $727,206,878	727,199,000	727,199,000

TOTAL SHORT-TERM INVESTMENTS (Cost $856,852,275)		$856,852,275

TOTAL INVESTMENTS (Cost $39,296,226,945)	100.1%	$43,431,610,017
OTHER ASSETS LESS LIABILITIES	(0.1%)	(25,161,147)

NET ASSETS	100.0%	$43,406,448,870

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Incorporated in Curacao
(d)	Repurchase agreement is collateralized by Freddie Mac 0.00%, 9/30/11-10/7/11; Federal Home Loan Bank 0.34%-0.40%, 11/28/11-12/15/11. Total collateral value is $741,748,850.

Note: a company’s country of incorporation determines whether it is a U.S. or non-U.S. company for purposes of compliance with the Fund’s prospectus guidelines.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
ASSETS:
Investments, at value
Unaffiliated issuers (cost $34,616,806,879)	$37,295,099,712
Affiliated issuers (cost $4,679,420,066)	6,136,510,305

43,431,610,017
Cash denominated in foreign currency (cost $26,674)	26,573
Receivable for investments sold	3,582,439
Receivable for Fund shares sold	167,409,974
Dividends and interest receivable	74,291,045
Prepaid expenses and other assets	234,887

43,677,154,935

LIABILITIES:
Payable for investments purchased	85,832,605
Payable for Fund shares redeemed	112,128,296
Management fees payable	21,799,110
Accrued foreign capital gain tax	46,888,516
Accrued expenses	4,057,538

270,706,065

NET ASSETS	$43,406,448,870

NET ASSETS CONSIST OF:
Paid in capital	$48,374,061,253
Undistributed net investment income	2,833,637
Accumulated net realized loss	(9,061,045,028)
Net unrealized appreciation (net of accrued foreign capital gain tax of $46,888,516)	4,090,599,008

$43,406,448,870

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,215,500,723
Net asset value per share	$35.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $79,365,736)
Unaffiliated issuers	$782,666,586
Affiliated issuers	66,637,132
Interest	590,644

849,894,362

EXPENSES:
Management fees	228,500,556
Custody and fund accounting fees	5,992,709
Transfer agent fees	7,348,409
Professional services	490,692
Shareholder reports	1,835,137
Registration fees	509,478
Trustees’ fees	158,000
Miscellaneous	2,227,749

247,062,730

NET INVESTMENT INCOME	602,831,632

REALIZED AND UNREALIZED GAIN/ (LOSS):
Net realized loss (net of foreign capital gain tax of $4,729,527)
Investments in unaffiliated issuers	(782,095,364)
Investments in affiliated issuers	(65,628,528)
Foreign currency transactions	(12,288,585)
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $31,791,821)	5,389,900,994
Foreign currency transactions	2,295,489

Net realized and unrealized gain	4,532,184,006

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,135,015,638

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$602,831,632	$458,181,008
Net realized loss	(860,012,477)	(6,317,011,148)
Net change in unrealized appreciation/depreciation	5,392,196,483	17,083,942,118

Net increase in net assets from operations	5,135,015,638	11,225,111,978

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(592,946,132)	(496,706,640)
Net realized gain	—	—

Total distributions	(592,946,132)	(496,706,640)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	9,292,347,685	7,697,079,669
Reinvestment of distributions	516,946,497	429,110,454
Cost of shares redeemed	(7,692,519,688)	(7,127,353,050)

Net increase from Fund share transactions	2,116,774,494	998,837,073

Total increase in net assets	6,658,844,000	11,727,242,411

NET ASSETS:
Beginning of year	36,747,604,870	25,020,362,459

End of year (including undistributed net investment income of $2,833,637 and $5,236,722, respectively)	$43,406,448,870	$36,747,604,870

SHARE INFORMATION:
Shares sold	287,776,250	293,503,845
Distributions reinvested	14,615,394	13,722,752
Shares redeemed	(240,834,823)	(295,603,767)

Net increase in shares outstanding	61,556,821	11,622,830

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of foreign securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by a pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms. The Fund did not enter into any forward foreign currency contracts during the year ended December 31, 2010.

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Foreign currency gains and losses related to investments are included with the reported net realized and unrealized gains (losses) on investment transactions.

Reported net foreign currency realized gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign currency gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2010 :

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$41,655,054,663	$—
Preferred Stocks(b)	919,703,079	—
Money Market Fund	129,653,275	—
Repurchase Agreement	—	727,199,000

Total	$42,704,411,017	$727,199,000

(a)	At December 31, 2010 the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)

All common stocks and preferred stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks and preferred stocks by major industry classification, please refer to the Portfolio of Investments. Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE move from a Level 1 to a Level 2 classification.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, and foreign currency realized gain/(loss). At December 31, 2010, the cost of investments for federal income tax purposes was $39,419,459,952.

Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for federal income tax purpose.

	Year Ended December 31, 2010	Year Ended December 31, 2009
Ordinary income	$592,946,132	$496,706,640
	($0.495 per share)	($0.436 per share)

Long-term capital gain	—	—

At December 31, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$8,835,628,168
Unrealized depreciation	(4,870,366,619)

Net unrealized appreciation	3,965,261,549
Undistributed ordinary income	8,446,096
Capital Loss carryforward(a)	(8,937,812,021)
Deferred loss(b)	(5,612,458)
(a)	Represents accumulated capital loss as of December 31, 2010 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2017	$7,817,691,792
Expiring in 2018	1,120,120,229

$8,937,812,021

(b)	Represents net realized loss incurred between November 1, 2010 and December 31, 2010. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2011.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $89,458 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, purchases and sales of securities, other than short-term securities, aggregated $7,537,289,942 and $5,608,093,308, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2010. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,306,443	3,000,000	(2,050,000)	26,256,443	$4,914,062		$397,927,957
Arkema (France)	6,608,245	—	(3,541,558)	3,066,687	3,699,397		220,759,992
Brother Industries, Ltd. (Japan)	23,101,000	—	(100,000)	23,001,000	5,381,190		341,091,317
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	(113,420,000)	—	465,130		—
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	(300,000)	47,305,400	—	(b)	173,516,973
Grupo Televisa SA, ADR (Mexico)	30,430,592	—	(3,950,000)	26,480,592	—	(b)	—	(c)
Infineon Technologies AG (Germany)	103,886,576	—	(9,850,000)	94,036,576	—	(b)	874,978,023
Lafarge SA (France)	12,764,291	610,000	(600,000)	12,774,291	26,063,427		800,937,727
Lanxess AG (Germany)	8,729,784	—	(2,984,692)	5,745,092	4,396,461		453,720,509
Medipal Holdings Corp. (Japan)	12,426,600	—	(3,850,400)	8,576,200	1,980,214		—	(c)
Naspers, Ltd. (South Africa)	34,040,895	—	(2,360,000)	31,680,895	10,612,879		1,865,746,219
Nexans SA (France)	932,619	853,842	(60,000)	1,726,461	977,551		135,794,122
NGK Spark Plug Co., Ltd. (Japan)	16,250,000	256,200	(9,200,000)	7,306,200	2,169,321		—	(c)
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—	27,299,300	5,977,500		146,632,587
Unihair Co., Ltd (name changed from Aderans Holdings Co., Ltd) (Japan)	3,537,000	—	(100,000)	3,437,000	—	(b)	46,142,752
Wienerberger AG (Austria)	12,835,026	—	(500,000)	12,335,026	—	(b)	235,546,275
Yamaha Motor Co., Ltd. (Japan)	23,980,000	3,250,000	—	27,230,000	—	(b)	443,715,852

					$66,637,132		$6,136,510,305

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$31.85	$21.90	$46.02	$43.66	$35.03
Income from investment operations:
Net investment income	0.51	0.41	0.97	1.25	0.57
Net realized and unrealized gain/(loss)	3.85	9.98	(22.57)	3.87	9.24

Total from investment operations	4.36	10.39	(21.60)	5.12	9.81

Distributions to shareholders from:
Net investment income	(0.50)	(0.44)	(0.94)	(1.26)	(0.56)
Net realized gain	—	—	(1.58)	(1.50)	(0.62)

Total distributions	(0.50)	(0.44)	(2.52)	(2.76)	(1.18)

Net asset value, end of year	$35.71	$31.85	$21.90	$46.02	$43.66

Total return	13.69%	47.46%	(46.68)%	11.71%	28.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$43,406	$36,748	$25,020	$53,479	$30,899
Ratio of expenses to average net assets	0.65%	0.65%	0.64%	0.65%	0.66%
Ratio of net investment income to average net assets	1.58%	1.58%	2.37%	3.11%	1.82%
Portfolio turnover rate	15%	21%	35%	16%	9%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2011

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

SPECIAL 2010 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2010, the Fund elected to pass through to shareholders foreign source income of $913,961,452 and foreign taxes paid of $78,877,985.

The Fund designates up to a maximum of $671,824,117 of its distributions paid to shareholders in 2010 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends paid to shareholders in 2010 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2011. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent

Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received additional information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; (iii) turnover and recent Fund performance; and (iv) subscription and redemption activity.

Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 2, 2010, and again on December 15, 2010, to discuss whether to renew the Agreements. The Board, including the Independent

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; and Dodge & Cox’s overall high level of attention to its core investment management function.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, trading, regulatory filings, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its web site and other means. The Board also noted Dodge & Cox’s diligent disclosure policy.

In addition, the Board considered that Dodge & Cox manages approximately $118 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly since then. The Board determined that Dodge & Cox has maintained and enhanced its historic, long-term, bottom up investment style.

The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. In particular, the Board considered that the Funds are substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that Dodge & Cox does not charge front-end sales commissions or distribution fees and bears, among other things, third party research and distribution-related costs, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are kept down by outsourcing and by low turnover and commissions, which are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios.

In comparing the range of services provided to the Funds under the Agreements to the services Dodge & Cox provides under its separate advisory client agreements, the Board determined that part of the difference is due to higher risks as well as legal and management costs of sponsoring the Funds and noted that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that, the greater risks and regulatory burdens associated with sponsoring a high profile mutual fund business, and the fact that these are different lines of business, there is reasonable justification for differences in fee rates charged between the two. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge &

Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2010 are projected to increase from 2009. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access by small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (67)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (49)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (51)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (57)	Secretary (Officer since 2000)	Chief Operating Officer, Director, Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (36)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (69)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (61)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (64)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (71)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Comercio Exterior S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/10 BF AR       Printed on recycled paper

2010

Annual Report

December 31, 2010

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 8.4% for the fourth quarter of 2010, compared to 5.9% for the Combined Index1 (a 60/40 blend of stocks and fixed income securities). For 2010, the Fund had a total return of 12.2%, compared to 12.1% for the Combined Index. At year end, the Fund’s net assets of $14.8 billion were invested in 75.0% common stocks, 23.3% fixed income securities, and 1.7% cash.

MARKET COMMENTARY

Equity markets rose in the fourth quarter to finish the year on a positive note. The year-end surge—the S&P 500 rose 20.6% during the final four months of 2010—was led by Energy and Materials stocks. Throughout 2010, strong corporate earnings results were sustained, the Federal Reserve committed to purchase additional U.S. Treasury securities, and the global economic recovery continued at a modest pace. The positive economic news, however, was balanced by renewed European sovereign debt concerns, persistently high U.S. unemployment, and a fragile U.S. housing market.

Within U.S. fixed income markets, U.S. Treasury rates rose sharply during the fourth quarter in response to better economic data and continued U.S. monetary and fiscal stimulus. However, interest rates declined on balance for 2010, resulting in a 5.9% return2 for the Treasury sector. Investment-grade corporate bonds returned 9.0% for the year, outperforming comparable-duration3 Treasuries as the combination of strong earnings (corporate earnings are the highest since their 2007 peak) and conservatism in executive suites (record cash balances for S&P 500 non-Financials) improved credit profiles. Agency-guaranteed4 mortgage-backed securities (MBS) stared down a passel of thorny issues in 2010 and emerged with a solid 5.4% return, outperforming comparable short-duration alternatives for the year.

INVESTMENT STRATEGY

The Fund’s asset allocation is based on our three- to five- year relative outlook for the Fund’s equity and fixed income holdings. Given the current valuations across fixed income and equity markets, as well as the U.S.

economy’s longer-term growth prospects, we believe the long-term outlook for equities is more attractive. As such, we continue to position the Fund with a higher equity weighting compared to the Combined Index and, conversely, a lower allocation to fixed income securities. By year-end 2010, we decreased the fixed income portfolio to 23.3% of Fund assets, the lowest level since 2003. The Fund’s greater allocation to equities contributed to 2010 returns, although the Fund’s equity portfolio lagged the S&P 500.

Fund Performance

The Fund outperformed the Combined Index in 2010, but has trailed the Combined Index over the most recent three- and five-year periods. Most of this underperformance can be attributed to a higher Fund weighting in equities versus the Combined Index and the equity portfolio’s 2008 shortfall versus the S&P 500. It is worth mentioning that the Fund has outperformed the Combined Index by 2.4 and 1.6 percentage points annualized, respectively, over the past 10 and 20 years, and shareholders have experienced the Fund’s cycles of out- and underperformance. While we cannot predict the Fund’s future returns, we have strong conviction about the Fund’s asset allocation and its holdings and encourage shareholders to take a long-term view when investing.

Equity Strategy

The equity portfolio of the Fund had a 13% weighting across ten different companies that we view as leaders in media distribution and content (including Electronic Arts5 and AOL, which are categorized as Information Technology holdings). The Fund’s holdings are well diversified, deriving about 50% of their revenue6 from distribution (i.e., subscriptions for cable or satellite TV) and 50% from content (i.e., advertising, cable affiliate fees, or film/TV production). We believe that valuations are reasonable and the investment opportunity is quite attractive for each media company held in the equity portfolio.

Technological changes continue to unfold, creating new digital media opportunities as well as business challenges. One challenge that has gained much attention as a potential threat to cable and satellite TV is the

PAGE 1 ▪ DODGE & COX BALANCED FUND

distribution of video content via the internet (e.g., Netflix and Hulu). We believe this threat is exaggerated. The current industry ecosystem of broadcast TV and cable programming—largely distributed by incumbent pay-TV operators such as Comcast, Time Warner Cable (TWC, now separate from Time Warner), and DirecTV—is well established, has certain economies of scale, and is quite profitable for all parties involved. In other words, barriers to entry are high and incentives to protect the status quo are strong. Moreover, Comcast and TWC are leading providers of high-speed internet services and stand to benefit from significantly increased demand for bandwidth if consumers continue to shift more of their TV viewing online.

Comcast, the largest media holding in the Fund’s equity portfolio, and TWC were two of the most significant contributors to the equity portfolio’s return in 2010, up 33% and 64%, respectively. At year-end valuations of approximately 15 times 2011 estimated earnings and 9 times 2011 estimated free cash flow (cash flow from operations less capital expenditures), we believe that both companies remain attractive. The equity portfolio also has significant holdings in two content providers: Time Warner and News Corp., with major exposure to cable programming (HBO and Fox News) and film/TV production (Warner Bros. and 20th Century Fox). These areas continue to be growth drivers for future profits and cash flow. As always, our team of global research analysts is closely monitoring the impact of rapid technological developments to make sure that we fully understand the opportunities and risks facing the Fund’s existing holdings and potential new investments.

Fixed Income Strategy

We are alert to the risk of rising interest rates given our positive view of the U.S. economy’s longer-term growth prospects and the low level of interest rates. The fixed income portfolio is positioned defensively vis-à-vis interest rate risk, with a duration of 3.7 years versus 5.0 years for the BCAG. This includes the effect of a small short position in 10-year U.S. Treasury futures. Notwithstanding this positioning, the portfolio continues to have a nominal yield advantage (3.9% versus 3.0% for the BCAG at year end), which should contribute positively to portfolio returns going forward.

This yield advantage is achieved through the portfolio’s significant weightings in corporate bonds (49%) and Government Sponsored Enterprise (GSE)-guaranteed MBS (44%), as well as a 4% position in taxable municipal securities. We are enthusiastic about the longer-term prospects for the portfolio’s holdings within these sectors.

We believe the corporate bond market is an area of continued long-term opportunity. While profit margins and earnings for corporate issuers have been surprisingly strong through this period of low economic growth, renewed vigor in the U.S. economy has the potential to drive revenue growth among companies now as well. As always, however, risks remain, among them the potential for creditor-averse behavior (e.g., stock buybacks, M&A activity, and LBOs). We closely monitor the potential for these activities among the portfolio’s holdings, and we look to the diversification represented by the portfolio’s 39 different corporate issuers for an additional level of risk mitigation.

The taxable municipal market likewise offers attractive long-term value in our opinion. We have focused the portfolio’s investments on large, important issuers with taxing or toll-setting authority and helpful structural features. We currently have positions in three issuers: State of California General Obligation bonds (primarily Build America Bonds, or BABs), Los Angeles Unified School District BABs, and New Jersey Turnpike Authority BABs. We view these investments as offering compelling long-term value as well as portfolio diversification.

The MBS in the fixed income portfolio outperformed similar-duration alternatives in 2010, despite substantial headwinds incurred during the GSE buyouts early in the year. The portfolio’s MBS holdings emphasize high coupons and specific characteristics of underlying borrowers, such as lower loan balances or higher loan-to-value ratios. We believe these securities will benefit from the muting effect on prepayments of declining home prices and tightened underwriting standards. That said, we are ever alert to changes to the mortgage finance industry that would alter the current environment to the detriment of the Fund’s MBS holdings.

IN CLOSING

We are optimistic about the long-term opportunity for equities and credit-sensitive fixed income obligations despite economic uncertainties, concerns about the global

DODGE & COX BALANCED FUND ▪ PAGE 2

debt crisis, and the risk of rising interest rates. We highlight four factors contributing to our optimism: reasonable valuations, the health of corporate balance sheets, clear signs of progress in the U.S. economic recovery, and growth in the developing world. We believe that the Fund is well positioned to benefit from these positive factors, and we encourage you to share our longer-term view of investing.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

January 31, 2011

[1]

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	Sector Returns as calculated and reported by Barclays Capital.
[3]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[4]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[5]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
[6]	Company revenues are weighted by Fund position size.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

ANNUAL PERFORMANCE REVIEW

The Fund modestly outperformed the Combined Index by 0.1 percentage points in 2010. The Fund’s allocation to equities was greater than the Combined Index and contributed to relative results, even though equity performance lagged the S&P 500.

EQUITY PORTFOLIO

▪

A higher average weighting in Health Care (21% versus 12% for the S&P 500 sector) detracted, as it was the weakest sector of the market. Boston Scientific (down 16%), Sanofi-Aventis (down 15%), and Medtronic (down 14%) lagged.

▪	Weak relative returns in the Industrials sector (up 21% versus up 27% for the S&P 500 sector) hurt results.
▪	Hewlett-Packard (down 18%) was a meaningful detractor.
▪	Relative returns in the Energy sector (up 29% versus up 21% for the S&P 500 sector) had a positive impact. Oil service companies Baker Hughes (up 43%) and Schlumberger (up 30%) were notably strong.
▪

A higher average weighting in the Consumer Discretionary sector (18% versus 10% for the S&P 500 sector) contributed to relative results, as the sector led the market. Time Warner Cable (up 64%) and Comcast (up 33%) helped.

FIXED INCOME PORTFOLIO

▪	The portfolio’s significant overweight to corporate bonds benefited relative returns; for the year, the Corporate sector outperformed all other major sectors with a 9.0% return.
▪	Issuer-specific corporate bond performance was positive; strong performers included AIG, Ally Financial, Dillard’s, Dow Chemical, HCA, Macy’s, and SLM Corp.
▪	The portfolio’s shorter duration detracted significantly from relative returns as U.S. Treasury interest rates declined by 30–70 basis points over the one-year period.

PAGE 3 ▪ DODGE & COX BALANCED FUND

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Consistent with industry practice, going forward Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our website, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our website. There you will find Fund characteristics, holdings, performance, commentary, and more.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 25 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is a ten-member committee with an average tenure of 16 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX BALANCED FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	12.23%	2.08%	5.93%	10.13%
Combined Index(a)	12.13	4.08	3.53	8.54
S&P 500	15.06	2.29	1.42	9.14
Barclays Capital Aggregate Bond Index (BCAG)	6.56	5.80	5.84	6.89

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

(a)

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed income securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2010	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,175.70	$2.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.55	2.68
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	December 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$70.22
Total Net Assets (billions)	$14.8
30-Day SEC Yield(a)	1.80%
Expense Ratio	0.53%
Portfolio Turnover Rate	12%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 25 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 16 years.

STOCK PORTFOLIO (75.0%)	Fund
Number of Stocks	78
Median Market Capitalization (billions)	$22
Price-to-Earnings Ratio(b)	11.8x
Foreign Stocks not in the S&P 500(c)	13.1%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Information Technology	16.5%
Health Care	14.0
Financials	12.9
Consumer Discretionary	12.8
Energy	7.2

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.2%
Comcast Corp.	2.9
Wells Fargo & Co.	2.9
Capital One Financial Corp.	2.6
Schlumberger, Ltd.	2.5
General Electric Co.	2.5
Novartis AG (Switzerland)	2.2
Motorola, Inc.	2.1
Merck & Co., Inc.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (23.3%)	Fund
Number of Fixed Income Securities	242
Effective Maturity(e)	7.1 years
Effective Duration(f)	3.7 years

SECTOR DIVERSIFICATION
U.S. Treasury(e)	0.3%
Government-Related	1.4
Mortgage-Related	10.2
Corporate	11.4
Asset-Backed	0.0

CREDIT QUALITY(g)
U.S. Government & U.S. Government-Related(e)	10.9%
Aaa	0.0	(h)
Aa	1.9
A	2.4
Baa	4.3
Ba	2.1
B	1.1
Caa	0.6
Ca	0.0
C	0.0

CORPORATE ISSUERS (FIVE LARGEST)(d)
Ford Motor Credit Co.	0.7%
Ally Financial, Inc.	0.7
Bank of America Corp.	0.7
HCA, Inc.	0.6
Citigroup, Inc.	0.5

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 2.9% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.8 years lower.

(f)	Data presented includes the effect of Treasury futures contacts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Rounds to 0.0%.

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS: 75.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.8%
CONSUMER DURABLES & APPAREL: 1.7%
Panasonic Corp. ADR(b) (Japan)	6,342,228	$89,425,415
Sony Corp. ADR(b) (Japan)	4,615,900	164,833,789

		254,259,204
MEDIA: 9.0%
Comcast Corp., Class A	19,826,374	435,585,437
DIRECTV, Class A(a)	244,518	9,763,604
DISH Network Corp., Class A(a)	2,683,682	52,761,188
Interpublic Group of Companies, Inc.(a)	5,346,800	56,783,016
Liberty Global, Inc., Series A(a)	258,521	9,146,473
Liberty Global, Inc., Series C(a)	282,368	9,569,452
News Corp., Class A	18,967,300	276,163,888
Time Warner Cable, Inc.	2,878,883	190,092,644
Time Warner, Inc.	8,988,466	289,158,951

		1,329,024,653
RETAILING: 2.1%
CarMax, Inc.(a)	1,732,800	55,241,664
Home Depot, Inc.	3,996,692	140,124,022
Liberty Interactive, Series A(a)	6,860,550	108,190,873
Macy’s, Inc.	331,501	8,386,975

		311,943,534

		1,895,227,391
CONSUMER STAPLES: 1.4%
FOOD & STAPLES RETAILING: 1.3%
Wal-Mart Stores, Inc.	1,843,600	99,425,348
Walgreen Co.	2,298,939	89,566,664

		188,992,012
FOOD, BEVERAGE & TOBACCO: 0.1%
Diageo PLC ADR(b) (United Kingdom)	300,000	22,299,000

		211,291,012
ENERGY: 7.2%
Baker Hughes, Inc.	3,002,379	171,646,007
Chevron Corp.	2,235,579	203,996,584
Occidental Petroleum Corp.	2,944,600	288,865,260
Royal Dutch Shell PLC ADR(b) (United Kingdom)	440,127	29,343,267
Schlumberger, Ltd.(c)	4,485,121	374,507,604

		1,068,358,722
FINANCIALS: 12.9%
BANKS: 4.7%
BB&T Corp.	3,116,484	81,932,364
HSBC Holdings PLC ADR(b) (United Kingdom)	1,420,561	72,505,434
SunTrust Banks, Inc.	1,904,490	56,201,500
U.S. Bancorp	2,442,600	65,876,922
Wells Fargo & Co.	13,706,906	424,777,017

		701,293,237

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 6.7%
Bank of New York Mellon Corp.	8,139,800	$245,821,960
Capital One Financial Corp.	9,132,659	388,685,967
Charles Schwab Corp.	7,300,000	124,903,000
Credit Suisse Group AG ADR(b) (Switzerland)	519,200	20,980,872
Goldman Sachs Group, Inc.	400,000	67,264,000
Legg Mason, Inc.	1,519,300	55,105,011
SLM Corp.(a)	7,910,100	99,588,159

		1,002,348,969
INSURANCE: 1.5%
AEGON NV(a),(b) (Netherlands)	13,601,751	83,378,734
Genworth Financial, Inc., Class A(a)	1,704,200	22,393,188
Loews Corp.	911,708	35,474,558
The Travelers Companies, Inc.	1,407,119	78,390,599

		219,637,079

		1,923,279,285
HEALTH CARE: 14.0%
HEALTH CARE EQUIPMENT & SERVICES: 2.0%
Boston Scientific Corp.(a)	18,638,300	141,091,931
CareFusion Corp.(a)	1,722,050	44,256,685
Covidien PLC(b) (Ireland)	1,418,700	64,777,842
Medtronic, Inc.	1,410,200	52,304,318

		302,430,776
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.0%
Amgen, Inc.(a)	4,899,400	268,977,060
Gilead Sciences, Inc.(a)	844,468	30,603,520
GlaxoSmithKline PLC ADR(b) (United Kingdom)	7,614,400	298,636,768
Merck & Co., Inc.	8,660,975	312,141,539
Novartis AG ADR(b) (Switzerland)	5,587,500	329,383,125
Pfizer, Inc.	16,320,517	285,772,253
Sanofi-Aventis ADR(b) (France)	7,666,700	247,097,741

		1,772,612,006

		2,075,042,782
INDUSTRIALS: 5.7%
CAPITAL GOODS: 3.1%
Eaton Corp.	147,274	14,949,784
General Electric Co.	20,084,600	367,347,334
Tyco International, Ltd.(b) (Switzerland)	2,035,434	84,348,385

		466,645,503
COMMERCIAL & PROFESSIONAL SERVICES: 0.7%
Dun & Bradstreet Corp.	271,800	22,312,062
Pitney Bowes, Inc.	3,072,350	74,289,423

		96,601,485
TRANSPORTATION: 1.9%
FedEx Corp.	2,994,554	278,523,467

		841,770,455

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 16.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Maxim Integrated Products, Inc.	6,094,000	$143,940,280

SOFTWARE & SERVICES: 6.3%
AOL, Inc.(a)	2,093,306	49,632,285
BMC Software, Inc.(a)	2,044,160	96,361,703
Cadence Design Systems, Inc.(a)	9,515,800	78,600,508
Computer Sciences Corp.	1,733,232	85,968,307
Compuware Corp.(a)	6,389,888	74,569,993
EBay, Inc.(a)	7,299,900	203,156,217
Electronic Arts, Inc.(a)	5,715,680	93,622,838
Symantec Corp.(a)	8,834,000	147,881,160
Synopsys, Inc.(a)	3,915,100	105,355,341

		935,148,352
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.2%
Hewlett-Packard Co.	11,323,512	476,719,855
Molex, Inc.	781,600	17,757,952
Molex, Inc., Class A	2,469,828	46,605,655
Motorola, Inc.(a)	34,543,700	313,311,359
Nokia Corp. ADR(b) (Finland)	6,640,260	68,527,483
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	6,072,200	70,012,466
Tyco Electronics, Ltd.(b) (Switzerland)	4,532,500	160,450,500
Xerox Corp.	18,745,150	215,944,128

		1,369,329,398

		2,448,418,030
MATERIALS: 2.2%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,176,414	44,729,394
Domtar Corp.	487,491	37,010,317
Dow Chemical Co.	6,616,717	225,894,718
Vulcan Materials Co.	556,189	24,672,544

		332,306,973
TELECOMMUNICATION SERVICES: 2.3%
Sprint Nextel Corp.(a)	37,874,100	160,207,443
Vodafone Group PLC ADR(b) (United Kingdom)	6,906,698	182,544,028

		342,751,471

TOTAL COMMON STOCKS (Cost $10,062,487,330)		$11,138,446,121

FIXED INCOME SECURITIES: 23.3%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT-RELATED: 1.7%
U.S. TREASURY: 0.3%
U.S. Treasury Note 1.00%, 10/31/11	$40,000,000	$40,234,360

	PAR VALUE	VALUE
GOVERNMENT-RELATED: 1.4%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$731,728	$753,387
California Taxable General Obligation
5.45%, 4/1/15	14,510,000	15,151,922
7.50%, 4/1/34	28,825,000	29,826,669
5.65%, 4/1/39, (mandatory put, 4/1/13)	4,960,000	5,237,909
7.55%, 4/1/39	43,350,000	44,960,019
7.30%, 10/1/39	17,000,000	17,120,700
7.625%, 3/1/40	5,500,000	5,738,755
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	19,000,000	19,678,870
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	14,000,000	15,173,620
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	863,872	942,097
Series 97-20F, 7.20%, 6/1/17	1,268,118	1,407,928
Series 97-20I, 6.90%, 9/1/17	1,796,157	1,969,815
Series 98-20D, 6.15%, 4/1/18	2,147,157	2,344,463
Series 98-20I, 6.00%, 9/1/18	1,488,040	1,620,966
Series 99-20F, 6.80%, 6/1/19	1,740,689	1,921,026
Series 00-20D, 7.47%, 4/1/20	4,496,767	4,985,368
Series 00-20E, 8.03%, 5/1/20	2,003,124	2,258,593
Series 00-20G, 7.39%, 7/1/20	3,206,227	3,550,228
Series 00-20I, 7.21%, 9/1/20	1,973,560	2,168,328
Series 01-20E, 6.34%, 5/1/21	5,632,962	6,130,160
Series 01-20G, 6.625%, 7/1/21	5,136,767	5,610,613
Series 03-20J, 4.92%, 10/1/23	13,275,479	14,121,787
Series 07-20F, 5.71%, 6/1/27	8,736,609	9,451,228

		212,124,451

		252,358,811
MORTGAGE-RELATED: 10.2%
FEDERAL AGENCY CMO & REMIC: 1.7%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.213%, 2/15/25	849,343	987,627
Trust 1995-2C 3A, 8.793%, 6/15/25	376,085	456,355
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,065,060	1,244,559
Trust 2002-33 A1, 7.00%, 6/25/32	3,370,240	3,905,265
Trust 2002-86, 6.00%, 8/25/32	10,844,180	11,656,233
Trust 2005-W4 1A2, 6.50%, 8/25/35	17,316,362	19,892,171
Trust 2001-T7 A1, 7.50%, 2/25/41	3,175,727	3,508,808
Trust 2001-T4 A1, 7.50%, 7/25/41	2,909,341	3,361,840
Trust 2001-T8 A1, 7.50%, 7/25/41	3,533,425	4,069,975
Trust 2001-W3 A, 7.00%, 9/25/41	2,678,320	3,071,364
Trust 2001-T10 A2, 7.50%, 12/25/41	3,442,288	3,984,448

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2002-W6 2A1, 6.836%, 6/25/42	$3,101,682	$3,475,842
Trust 2002-W8 A2, 7.00%, 6/25/42	3,707,714	4,123,455
Trust 2003-W2 1A1, 6.50%, 7/25/42	6,763,759	7,769,868
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,812,999	3,183,529
Trust 2003-W4 4A, 7.50%, 10/25/42	3,948,034	4,513,977
Trust 2004-T1 1A2, 6.50%, 1/25/44	6,540,540	7,241,314
Trust 2004-W2 5A, 7.50%, 3/25/44	11,839,816	13,556,589
Trust 2004-W8 3A, 7.50%, 6/25/44	1,731,491	1,998,866
Trust 2009-11 MP, 7.00%, 3/25/49	53,092,402	59,099,122
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	1,938,325	2,038,395
Series 2430 UC, 6.00%, 9/15/16	40,392	40,380
Series 1078 GZ, 6.50%, 5/15/21	589,110	653,461
Series (GN) 16 PK, 7.00%, 8/25/23	6,951,374	7,616,822
Series T-48 1A4, 5.538%, 7/25/33	51,395,792	56,310,515
Series T-051 1A, 6.50%, 9/25/43	336,402	386,336
Series T-59 1A1, 6.50%, 10/25/43	20,132,917	23,121,397

		251,268,513
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 8.5%
Fannie Mae, 10 Year
6.00%, 1/1/12-4/1/12	2,598,401	2,704,536
Fannie Mae, 15 Year
6.00%, 7/1/16-3/1/22	34,748,899	37,881,734
6.50%, 1/1/13-11/1/18	50,944,676	55,232,371
7.00%, 11/1/18	3,768,012	4,121,730
7.50%, 9/1/15-8/1/17	18,778,973	20,602,811
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	12,920,239	14,459,093
Fannie Mae, 30 Year
5.50%, 5/1/33-8/1/37	247,745,238	266,868,825
6.00%, 9/1/36-1/1/39	249,797,015	273,119,229
6.50%, 12/1/28-11/1/37	162,374,390	181,322,603
7.00%, 4/1/37-8/1/37	50,944,861	57,692,659
Fannie Mae, Hybrid ARM
2.103%, 12/1/34	5,769,597	5,835,865
2.12%, 1/1/35	6,083,332	6,316,172
2.573%, 8/1/35	4,872,021	5,094,349
2.625%, 1/1/35	3,238,363	3,385,041
4.762%, 9/1/34	5,206,384	5,481,282
Fannie Mae, Multifamily DUS
Pool 555728, 4.021%, 8/1/13	311,138	326,621
Pool 555162, 4.826%, 1/1/13	13,912,316	14,651,768
Pool 760762, 4.89%, 4/1/12	15,745,000	16,131,672
Pool 555316, 4.918%, 2/1/13	4,095,418	4,252,302
Pool 735387, 4.922%, 4/1/15	11,425,030	12,403,721
Pool 555148, 4.977%, 1/1/13	3,513,249	3,688,623
Pool 555806, 5.159%, 10/1/13	2,230,831	2,393,609
Pool 461628, 5.32%, 4/1/14	9,613,089	10,413,071
Pool 462086, 5.355%, 11/1/15	19,771,358	21,711,392
Pool 545316, 5.616%, 12/1/11	3,019,348	3,085,324
Pool 545685, 5.723%, 4/1/12	8,157,446	8,246,390
Pool 545387, 5.885%, 1/1/12	5,004,380	5,156,712

	PAR VALUE	VALUE
Pool 545258, 5.914%, 11/1/11	$691,229	$701,768
Freddie Mac, Hybrid ARM 2.836%, 5/1/34	7,822,393	8,226,254
Freddie Mac Gold, 15 Year
6.00%, 2/1/18	5,081,772	5,536,749
6.50%, 7/1/14-3/1/18	22,246,261	24,128,681
7.00%, 4/1/15	34,676	36,233
7.75%, 7/25/21	974,203	1,122,555
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	22,143,130	24,538,048
Freddie Mac Gold, 30 Year
6.00%, 2/1/38	41,342,113	44,827,437
6.50%, 9/1/18-1/1/38	51,194,832	57,248,839
7.00%, 11/1/37-9/1/38	48,514,614	54,800,710
7.47%, 3/17/23	230,364	262,307
8.50%, 1/1/23	4,618	5,133
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	2,583,572	3,020,583
7.97%, 4/15/20-1/15/21	1,409,511	1,619,243

		1,268,654,045
PRIVATE LABEL CMO & REMIC: 0.0%(f)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,127,619	2,293,254

		1,522,215,812
CORPORATE: 11.4%
FINANCIALS: 4.8%
Ally Financial, Inc. 6.875%, 9/15/11	99,905,000	102,652,388
American International Group, Inc. 8.25%, 8/15/18	16,335,000	18,818,998
Bank of America Corp.
5.30%, 3/15/17	41,040,000	41,591,290
7.625%, 6/1/19	6,000,000	6,908,610
8.00%, 12/15/26(d)	16,960,000	17,066,000
6.625%, 5/23/36(d)	33,500,000	31,836,323
Barclays PLC(b) (United Kingdom) 5.125%, 1/8/20	40,985,000	41,856,218
Boston Properties, Inc.
5.625%, 4/15/15	28,825,000	31,519,532
5.00%, 6/1/15	2,825,000	3,029,507
Capital One Financial Corp. 6.75%, 9/15/17	44,585,000	51,378,104
CIGNA Corp.
7.65%, 3/1/23	9,525,000	11,182,645
7.875%, 5/15/27	12,675,000	14,831,208
8.30%, 1/15/33	8,845,000	10,512,875
Citigroup, Inc.
4.75%, 5/19/15	10,045,000	10,518,089
6.125%, 11/21/17	58,380,000	63,977,825
General Electric Co. 5.50%, 1/8/20	32,095,000	34,325,185

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Health Net, Inc. 6.375%, 6/1/17	$10,250,000	$10,326,875
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	18,955,000	19,790,518
6.50%, 9/15/37	8,940,000	9,362,326
JPMorgan Chase & Co.(d) 8.75%, 9/1/30	23,042,000	27,306,176
Royal Bank of Scotland Group PLC(b) (United Kingdom) 5.625%, 8/24/20	8,700,000	8,649,540
SLM Corp. 8.45%, 6/15/18	39,255,000	40,800,155
Travelers Cos., Inc. 6.25%, 6/20/16	9,515,000	10,958,654
Unum Group
7.19%, 2/1/28	8,305,000	7,456,071
7.25%, 3/15/28	2,030,000	2,049,401
6.75%, 12/15/28	11,368,000	10,966,073
WellPoint, Inc. 5.25%, 1/15/16	39,085,000	42,975,208
Wells Fargo & Co. 6.00%, 11/15/17	23,695,000	26,288,773

		708,934,567
INDUSTRIALS: 6.6%
Boston Scientific Corp.
5.45%, 6/15/14	18,940,000	20,101,325
6.25%, 11/15/15	1,055,000	1,119,109
6.40%, 6/15/16	21,405,000	22,913,153
Burlington Northern Santa Fe Corp.(h)
8.251%, 1/15/21	1,134,177	1,377,696
4.967%, 4/1/23	10,621,084	10,932,353
5.72%, 1/15/24	19,386,816	21,182,279
5.629%, 4/1/24	22,889,421	24,823,593
5.342%, 4/1/24	14,935,478	15,699,807
Comcast Corp.
5.85%, 11/15/15	25,895,000	29,108,052
5.90%, 3/15/16	3,110,000	3,481,741
6.30%, 11/15/17	5,865,000	6,715,120
Cox Communications, Inc.
5.45%, 12/15/14	21,920,000	24,131,202
5.50%, 10/1/15	4,705,000	5,176,827
5.875%, 12/1/16(e)	24,570,000	27,492,086
CSX Corp. 9.75%, 6/15/20	5,231,000	7,043,923
Dillard’s, Inc.
7.85%, 10/1/12	13,680,000	14,586,300
7.13%, 8/1/18	10,586,000	10,480,140
7.875%, 1/1/23	8,660,000	8,356,900
7.75%, 7/15/26	50,000	46,500
7.75%, 5/15/27	540,000	494,100
7.00%, 12/1/28	15,135,000	13,091,775

	PAR VALUE	VALUE
Dow Chemical Co.
8.55%, 5/15/19	$27,420,000	$34,364,060
7.375%, 11/1/29	17,755,000	21,343,676
9.40%, 5/15/39	4,890,000	7,097,493
FedEx Corp.
7.375%, 1/15/14	8,795,000	10,085,992
8.00%, 1/15/19	6,965,000	8,591,718
6.72%, 7/15/23	14,252,896	15,540,380
Ford Motor Credit Co.(h)
7.375%, 2/1/11	87,450,000	87,711,388
5.625%, 9/15/15	21,000,000	21,745,101
HCA, Inc.
7.875%, 2/1/11	7,828,000	7,847,570
6.95%, 5/1/12	48,940,000	50,408,200
6.30%, 10/1/12	8,210,000	8,394,725
6.25%, 2/15/13	18,390,000	18,757,800
6.75%, 7/15/13	4,600,000	4,726,500
Lafarge SA(b) (France)
5.50%, 7/9/15(e)	4,600,000	4,779,998
6.50%, 7/15/16	32,945,000	35,091,301
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	9,225,450
8.25%, 2/1/30	7,291,000	7,072,270
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	12,522,475
6.90%, 4/1/29	5,235,000	5,143,388
6.90%, 1/15/32	54,699,000	54,562,252
Nordstrom, Inc. 6.25%, 1/15/18	5,510,000	6,200,436
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,944,876
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	22,475,000	28,574,558
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	24,156,250
6.875%, 11/15/28	9,855,000	8,623,125
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	25,786,564
8.25%, 4/1/19	16,145,000	20,054,883
Time Warner, Inc.
7.625%, 4/15/31	39,450,000	47,958,694
7.70%, 5/1/32	13,055,000	15,936,121
Union Pacific Corp.
6.33%, 1/2/20	22,409,840	25,080,336
5.866%, 7/2/30	33,191,040	35,763,645
6.176%, 1/2/31	11,493,038	13,178,030
Xerox Corp. 6.35%, 5/15/18	20,110,000	22,668,877

		977,292,113

		1,686,226,680

TOTAL FIXED INCOME SECURITIES (Cost $3,245,231,586)		$3,460,801,303

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$45,003,499	$45,003,499

REPURCHASE AGREEMENT: 1.8%
Fixed Income Clearing Corporation(g) 0.13%, dated 12/31/10, due 1/3/11, maturity value $258,189,797	258,187,000	258,187,000

TOTAL SHORT-TERM INVESTMENTS (Cost $303,190,499)		$303,190,499

TOTAL INVESTMENTS (Cost $13,610,909,415)	100.4%	$14,902,437,923
OTHER ASSETS LESS LIABILITIES	(0.4%)	(53,242,574)

NET ASSETS	100.0%	$14,849,195,349

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Incorporated in Curaçao
(d)	Cumulative preferred security
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, all such securities in total represented $32,272,084 or 0.2% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(f)	Rounds to 0.0%
(g)	Repurchase agreement is collateralized by Fannie Mae 2.00%, 1/9/2012; Federal Home Loan Bank 0.34%, 12/15/11; and U.S. Treasury Bill 0.00%, 12/15/2011. Total collateral value is $263,353,150.
(h)	Subsidiary (see Note below)

Note: a company’s country of incorporation determines whether it is a U.S. or non-U.S. company for purposes of compliance with the Fund’s prospectus guidelines.

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note-short position	3,527	Mar 2011	$(424,783,063)	$11,325,726

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
ASSETS:
Investments, at value (cost $13,610,909,415)	$14,902,437,923
Cash held at broker	5,643,200
Receivable for investments sold	53,368,897
Receivable for Fund shares sold	6,341,257
Dividends and interest receivable	59,737,204
Prepaid expenses and other assets	98,264

15,027,626,745

LIABILITIES:
Payable for Fund shares redeemed	169,653,290
Payable to broker for futures variation margin	1,598,172
Management fees payable	6,324,300
Accrued expenses	855,634

178,431,396

NET ASSETS	$14,849,195,349

NET ASSETS CONSIST OF:
Paid in capital	$15,822,562,226
Undistributed net investment income	3,745,511
Accumulated net realized loss	(2,279,966,622)
Net unrealized appreciation	1,302,854,234

$14,849,195,349

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	211,461,079
Net asset value per share	$70.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,240,522)	$191,917,371
Interest	203,673,901

395,591,272

EXPENSES:
Management fees	74,253,503
Custody and fund accounting fees	249,720
Transfer agent fees	2,662,217
Professional services	170,604
Shareholder reports	630,913
Registration fees	149,016
Trustees’ fees	158,000
Miscellaneous	462,269

78,736,242

NET INVESTMENT INCOME	316,855,030

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss)
Investments	219,646,550
Treasury futures contracts	(6,714,584)
Net change in unrealized appreciation/depreciation
Investments	1,147,748,546
Treasury futures contracts	11,325,726

Net realized and unrealized gain	1,372,006,238

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,688,861,268

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$316,855,030	$376,765,574
Net realized gain/(loss)	212,931,966	(2,052,998,779)
Net change in unrealized appreciation/depreciation	1,159,074,272	5,276,540,161

	1,688,861,268	3,600,306,956

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(341,035,498)	(390,735,227)
Net realized gain	—	—

Total distributions	(341,035,498)	(390,735,227)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,306,649,783	1,537,912,991
Reinvestment of distributions	323,107,024	371,264,842
Cost of shares redeemed	(3,576,618,320)	(4,346,300,231)

Net decrease from Fund share transactions	(1,946,861,513)	(2,437,122,398)

Total increase/(decrease) in net assets	(599,035,743)	772,449,331

NET ASSETS:
Beginning of year	15,448,231,092	14,675,781,761

End of year (including undistributed net investment income of $3,745,511 and $4,906,786, respectively)	$14,849,195,349	$15,448,231,092

SHARE INFORMATION:
Shares sold	19,923,219	28,435,356
Distributions reinvested	4,912,047	6,779,008
Shares redeemed	(54,624,822)	(80,245,172)

Net decrease in shares outstanding	(29,789,556)	(45,030,808)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward Commitments The Fund may enter into “TBA” (to be announced) commitments to purchase or sell mortgage-related securities in which payment and delivery take place after the customary settlement period. Purchasing securities on a delayed-delivery basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund may dispose of a TBA purchase prior to the settlement date. While a contract is outstanding, the Fund must segregate an equivalent value of liquid assets. The Fund did not have any forward commitments at December 31, 2010.

Treasury Futures Contracts The Fund may enter into Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure or for other purposes.

Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund began trading in short Treasury futures contracts in May 2010 and remained consistently invested in such contracts through December 2010. Notional values ranged from 2% to 3% of net assets.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2010:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$11,138,446,121		$—
Fixed Income Securities
U.S. Treasury	40,234,360		—
Government Related	—		212,124,451
Mortgage-Related Securities	—		1,522,215,812
Corporate	—		1,686,226,680
Money Market Fund	45,003,499		—
Repurchase Agreement	—		258,187,000

Total Securities	$11,223,683,980		$3,678,753,943

Other Financial Instruments
Futures Contracts	$11,325,726	(c)	$—

(a)	At December 31, 2010 the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized appreciation on futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain/(loss), treasury futures and paydown loss. During the period, the Fund recognized a net realized gain of $94,066,200 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At December 31, 2010, the cost of investments for federal income tax purposes was $13,620,077,593.

Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Ordinary income	$341,035,498	$390,735,227
	($1.520 per share)	($1.510 per share)

Long-term capital gain	—	—

At December 31, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,464,014,883
Unrealized depreciation	(1,181,654,553)

Net unrealized appreciation	1,282,360,330
Undistributed ordinary income	3,745,511
Capital Loss carryforward(a)	(2,259,472,718)
(a)

Represents accumulated capital loss as of December 31, 2010 which may be carried forward to offset future capital gains. During 2010, the Fund utilized $51,351,120 of the carryforward. If not utilized, the remaining capital loss carryforward will expire in 2017.

PAGE 15 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $34,458 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,232,093,898 and $2,938,515,461, respectively. For the year ended December 31, 2010, purchases and sales of U.S. government securities aggregated $703,187,161 and $907,035,059, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 16

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$64.03	$51.26	$81.00	$87.08	$81.34
Income from investment operations:
Net investment income	1.41	1.46	1.99	2.35	2.21
Net realized and unrealized gain/(loss)	6.30	12.82	(28.44)	(0.78)	8.93

Total from investment operations	7.71	14.28	(26.45)	1.57	11.14

Distributions to shareholders from:
Net investment income	(1.52)	(1.51)	(1.95)	(2.37)	(2.20)
Net realized gain	—	—	(1.34)	(5.28)	(3.20)

Total distributions	(1.52)	(1.51)	(3.29)	(7.65)	(5.40)

Net asset value, end of year	$70.22	$64.03	$51.26	$81.00	$87.08

Total return	12.23%	28.37%	(33.57)%	1.74%	13.84%
Ratios/supplemental data:
Net assets, end of period (millions)	$14,849	$15,448	$14,676	$26,932	$27,458
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.52%
Ratio of net investment income to average net assets	2.13%	2.61%	2.85%	2.59%	2.52%
Portfolio turnover rate	12%	19%	27%	27%	20%

See accompanying Notes to Financial Statements

PAGE 17 ▪ DODGE & COX BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2011

DODGE & COX BALANCED FUND ▪ PAGE 18

SPECIAL 2010 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $196,157,893 of its distributions paid to shareholders in 2010 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 36% of its ordinary dividends paid to shareholders in 2010 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2011. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received additional information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; (iii) turnover and recent Fund performance; and (iv) subscription and redemption activity.

Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 2, 2010, and again on December 15, 2010, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 19 ▪ DODGE & COX BALANCED FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; and Dodge & Cox’s overall high level of attention to its core investment management function.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, trading, regulatory filings, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its web site and other means. The Board also noted Dodge & Cox’s diligent disclosure policy.

In addition, the Board considered that Dodge & Cox manages approximately $118 billion in

Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly since then. The Board determined that Dodge & Cox has maintained and enhanced its historic, long-term, bottom up investment style.

The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

DODGE & COX BALANCED FUND ▪ PAGE 20

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. In particular, the Board considered that the Funds are substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that Dodge & Cox does not charge front-end sales commissions or distribution fees and bears, among other things, third party research and distribution-related costs, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are kept down by outsourcing and by low turnover and commissions, which are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios.

In comparing the range of services provided to the Funds under the Agreements to the services Dodge & Cox provides under its separate advisory client agreements, the Board determined that part of the difference is due to higher risks as well as legal and management costs of sponsoring the Funds and noted that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that, the greater risks and regulatory burdens associated with sponsoring a high profile mutual fund business, and the fact that these are different lines of business, there is reasonable justification for differences in fee rates charged between the two. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2010 are projected to increase from 2009. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of

PAGE 21 ▪ DODGE & COX BALANCED FUND

each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board determined that the Funds provide access by small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (67)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (49)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (51)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (57)	Secretary (Officer since 2000)	Chief Operating Officer, Director, Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (36)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (69)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (61)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (64)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (71)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Comercio Exterior S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 23 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of December 31, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/10 IF AR       Printed on recycled paper

2010

Annual Report

December 31, 2010

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 0.2% for the fourth quarter of 2010, compared to a total return of -1.3% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). For 2010, the Fund had a total return of 7.2%, compared to 6.6% for the BCAG. At year end, the Fund had net assets of $22.4 billion with a cash position of 3.3%.

MARKET COMMENTARY

Supported by accommodative U.S. monetary and fiscal policies, the U.S. economy shrugged off a mid-year malaise to finish the year with positive momentum. Gradually improving economic data, including solid consumer and business spending reports, higher manufacturing and service sector activity, and a (slowly) reviving labor market, fostered greater confidence in the U.S. economic recovery toward the end of the year. It also sent U.S. Treasury yields sharply higher in the last two months of 2010, following a steady downward trajectory for Treasury rates for most of the year. U.S. monetary and fiscal stimulus (e.g., near-zero Fed Funds rate, the Federal Reserve’s security purchase programs, extension of the Bush-era tax cuts, and a new payroll tax reduction) should support continued U.S. economic growth.

Despite the fourth quarter increases, U.S. Treasury rates generally declined, resulting in a 5.9% annual return1 for the Treasury sector. Investment-grade corporate bonds returned 9.0% for the year, outperforming comparable-duration2 Treasuries. The combination of strong earnings (corporate earnings are the highest since their 2007 peak) and conservatism in executive suites (record cash balances for S&P 500 non-Financials) has improved credit profiles. Agency-guaranteed3 mortgage-backed securities (MBS) stared down a passel of thorny issues in 2010 and emerged with a solid 5.4% return, outperforming comparable short-duration alternatives for the year.

INVESTMENT STRATEGY

As we reflect on 2010 and the Fund’s performance, we are reminded of the importance of investment persistence—a hallmark of Dodge & Cox’s investment style. In fact, many of the preeminent contributors to the Fund’s 2010 outperformance required more than a degree of persistence. Before delving into specific examples, it is worth considering what persistence is, and how we distinguish it from mere stubbornness. As we have described in past shareholder letters, we do a considerable amount of deep, fundamental research on all potential investments for the Fund and consider their risk/reward trade-off over our three- to five-year investment horizon. We actively monitor existing holdings, continuously reassessing and revisiting investment theses as new data becomes available. Critically, we remain flexible to changing course based on fundamental data, but not based on market sentiment. In this way we persevere through sometimes difficult market environments when sentiment might turn against the Fund’s positioning.

A recent example of investment persistence comes from the Financials sector. This subset of the corporate market has provided a roller coaster ride for investors since the first hints of the financial crisis began to appear in 2007. Regularly buffeted since then by the financial crisis, the economic plunge that followed, and potential changes to its regulatory framework, the Financials sector has been no place for the faint of heart. In 2010, despite this sector’s volatility related to troubled European sovereigns, ongoing liability for pre-crisis mistakes, and the uncertainty posed by regulatory reform, we increased the Fund’s already sizable position from 15% at the beginning of 2010 to 19% at year end. This positioning was rewarded as the sector outperformed; furthermore, some of the Fund’s best performing securities included long-term Financials sector holdings such as AIG, Ally Financial, Bank of America, Citigroup, Ford Motor Credit, and JPMorgan. Along with our deep understanding of the characteristics of each of the Fund’s holdings in this sector, we were aided immeasurably by the insight we developed that the likely outcome of regulatory reform would be greater required capitalization, transparency, and liquidity for large financial institutions, and that this would be a net positive for creditors of these institutions.

Another example of such persistence can be found in the Fund’s MBS holdings. It was an eventful year for Government Sponsored Enterprise (GSE)-guaranteed MBS, starting with the wind-down of the Federal

PAGE 1 ▪ DODGE & COX INCOME FUND

Reserve’s $1.25 trillion MBS purchase program, the spike in prepayments associated with the GSEs’ buyouts of delinquent loans in their guaranteed MBS, and regular rumors of a broader Administration effort to ease refinancings (thereby raising prepayment rates) for GSE MBS. Compositionally, the Fund’s MBS differ from that of the BCAG, in their generally high coupons and underlying borrowers with either lower loan balances or specific characteristics such as high loan-to-value ratios. As we described in detail in the Fund’s Semi-Annual Report, the spike in prepayments associated with the GSEs’ decision to buy out seriously delinquent loans hit the Fund’s MBS relatively hard, resulting in underperformance in the second quarter in particular.

Valuations for these securities declined in the aftermath of this move, and we sifted through the new information that had become available and performed analyses to better gauge potential downside. Ultimately, we concluded that the securities that were the focus of the Fund’s MBS portfolio continued to be compelling investments in the short-maturity part of the market, and we maintained these positions as well as the Fund’s overall MBS weighting. As 2010 played out, the income advantage of the Fund’s higher-coupon MBS, coupled with a slow prepayment environment, resulted in very good performance. Additionally, other investors began to value them more highly during the fourth quarter, driving prices up. In sum, despite substantial headwinds incurred during the GSE buyouts early in the year, the Fund’s MBS outperformed similar-duration alternatives and contributed to the Fund’s strong 2010 return.

CURRENT POSITIONING

Looking forward, we have positioned the Fund with significant weightings in the Corporate (46%) and GSE MBS (43%) sectors (which represent overweights of 28 and 10 percentage points, respectively, versus the BCAG) as well as a 4% position in taxable municipal securities. We hold very small positions—representing significant underweights—in Government Agencies (2%) and U.S. Treasuries (2%).

We believe the corporate bond market is an area of continued opportunity over our investment horizon. While profit margins and earnings for corporate issuers have been surprisingly strong through this period of low economic growth, renewed vigor in the U.S. economy has the potential to drive revenue growth among companies now as well. As always, however, risks remain, among them the potential for creditor-averse behavior (e.g., stock buybacks, M&A activity, and LBOs). We closely monitor the potential for these activities among the Fund’s holdings, but perfect foresight is an unrealistic goal in these situations; therefore, we look to the diversification represented by the 47 different corporate issuers within the Fund for an additional level of risk mitigation.

Agency MBS continue to benefit from the muting effect on prepayments of declining home prices and tightened underwriting standards. We believe the Fund’s MBS sector emphasis—loans with challenged borrower credit characteristics and more seasoned borrowers with lower loan balances—will be beneficiaries of this trend as well. We are ever alert to changes to the mortgage finance industry that would alter the current environment to the detriment of MBS investors.

We are enthusiastic about the Fund’s taxable municipal holdings and currently have positions in three issuers: a 3% position in State of California General Obligation bonds (primarily Build America Bonds, or BABs), and roughly 0.5% positions each in Los Angeles Unified School District BABs and New Jersey Turnpike Authority BABs. We have researched and analyzed a number of issuers within this sector since the BAB program’s beginning in 2009. The Fund’s investments are focused on large, important issuers with taxing or toll-setting authority and helpful structural features; we have avoided smaller municipalities lacking economic diversification, as well as issuers supported by non-essential assets and/or non-durable revenue streams. In our view, the Fund’s taxable municipal investments offer compelling long-term value as well as portfolio diversification.

While the Fund eked out a very small positive return in the fourth quarter, the BCAG’s 1.3% loss for the same period is quite instructive of the effect that rapidly rising interest rates can have on fixed income securities. Despite the recent increase in Treasury yields, we remain cautious about the future direction of interest rates given our positive view of the U.S. economy’s longer-term growth prospects and the low level of interest rates. We seek to mitigate the Fund’s exposure to the negative effects of

DODGE & COX INCOME FUND ▪ PAGE 2

potentially rising rates by targeting a below-BCAG duration position (3.9 years versus 5.0 years for the BCAG), which includes the effect of the Fund’s small short position in 10-year U.S. Treasury futures. The Fund’s nominal yield advantage (3.7% versus 3.0% for the BCAG at year end) should be a positive factor in relative performance for the Fund going forward. But we continue to believe that the return potential for fixed income portfolios over the intermediate term is quite modest.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

January 31, 2011

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
[3]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

ANNUAL PERFORMANCE REVIEW

The Fund outperformed the BCAG by 0.6 percentage points in 2010.

Key Contributors to Relative Results

▪

The Fund’s significant overweight to corporate bonds benefited relative returns; for the year, the Corporate sector outperformed all other major sectors with a 9.0% return. In addition, issuer-specific performance was strong; notable contributors included AIG, Ally Financial, Dillard’s, Dow Chemical, HCA, Macy’s, and SLM Corp.

▪	The Fund’s State of California general obligation bonds performed extremely well.
▪	The Fund’s MBS strongly outperformed short-duration alternatives.
▪	The Fund’s nominal yield advantage benefited relative returns.

Key Detractors from Relative Results

▪	The Fund’s shorter duration detracted significantly from relative returns as U.S. Treasury interest rates declined by 30–70 basis points over the one-year period.

PAGE 3 ▪ DODGE & COX INCOME FUND

IMPORTANT MESSAGE:

FIRST & THIRD QUARTER REPORT MAILINGS

Consistent with industry practice, going forward Dodge & Cox Funds will no longer produce First and Third Quarter Shareholder Reports.

We will continue to communicate with you via our web site, www.dodgeandcox.com. To obtain quarterly information on the Funds, please visit our website. There you will find Fund characteristics, holdings, performance, commentary, and more.

  To receive email when new Fund information is available, subscribe to our email updates at www.dodgeandcox.com/subscribe.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 16 years.

One Business with a Single Research Office

Dodge & Cox manages domestic, international, and global equity, fixed income, and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

DODGE & COX INCOME FUND ▪ PAGE 4

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	7.17%	6.45%	6.46%	7.42%
Barclays Capital Aggregate Bond Index (BCAG)	6.56	5.80	5.84	6.89

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2010	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,027.80	$2.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.02	2.21
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 5 ▪ DODGE & COX INCOME FUND

FUND INFORMATION	December 31, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$13.23
Total Net Assets (billions)	$22.4
30-Day SEC Yield(a)	3.75%
Expense Ratio	0.43%
Portfolio Turnover Rate	28%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 16 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	629	7,999
Effective Maturity (years)(b)	6.9	7.1
Effective Duration (years)(c)	3.9	5.0

FIVE LARGEST CORPORATE ISSUERS(d)	Fund
Ford Motor Credit Co.	2.9%
Ally Financial, Inc.	2.8
Bank of America Corp.	2.8
HCA, Inc.	2.1
Macy’s, Inc.	2.1

CREDIT QUALITY(e)	Fund	BCAG
U.S. Government & U.S. Government-Related(b)	46.1%	73.6%
Aaa	0.1	4.1
Aa	4.9	4.5
A	13.5	9.7
Baa	18.2	8.1
Ba	8.5	0.0
B	3.3	0.0
Caa	2.1	0.0
Ca	0.0	0.0
C	0.0	0.0
Cash Equivalents	3.3	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury(b)	2.0%	33.7%
Government-Related	5.4	12.0
Mortgage-Related	42.7	32.7
Corporate	46.5	18.8
Asset-Backed/Commercial Mortgage-Backed(f)	0.1	2.8
Cash Equivalents	3.3	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	10.6%	0.0%
1-5	48.7	45.8
5-10(b)	28.3	41.9
10-15	0.2	2.9
15-20	2.0	1.8
20-25	5.1	1.5
25 and Over	5.1	6.1

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Data as presented excludes the effect of the Fund’s short position in 10-year Treasury futures contracts (notional value = 6.2% of the Fund’s net assets). If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.4 years lower.

(c)	Data presented includes the effect of Treasury futures contracts.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Commercial mortgage-backed securities are a component of the BCAG but not currently held by the Fund.

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES: 96.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT-RELATED: 7.4%
U.S. TREASURY: 2.0%
U.S. Treasury Note
0.875%, 1/31/11	$161,300,000	$161,381,940
0.875%, 5/31/11	75,290,000	75,504,727
1.00%, 7/31/11	200,000,000	200,890,600
1.00%, 8/31/11	305,000	306,537

		438,083,804
GOVERNMENT-RELATED: 5.4%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	30,362	31,261
California Taxable General Obligation
5.25%, 4/1/14	35,800,000	37,410,284
6.20%, 3/1/19	6,435,000	6,514,150
6.20%, 10/1/19	20,285,000	20,548,908
7.50%, 4/1/34	129,755,000	134,263,986
5.65%, 4/1/39, (mandatory put, 4/1/13)	18,785,000	19,837,524
7.55%, 4/1/39	251,633,000	260,978,650
7.30%, 10/1/39	108,650,000	109,421,415
7.625%, 3/1/40	55,395,000	57,799,697
7.60%, 11/1/40	25,225,000	26,268,054
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	103,895,000	107,607,168
New Jersey State Turnpike Authority Revenue Bonds 7.102%, 1/1/41	93,120,000	100,926,250
New Valley Generation V 4.929%, 1/15/21	334,552	370,750
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	38,548	39,681
Series 92-20B, 8.10%, 2/1/12	86,767	88,446
Series 92-20C, 8.20%, 3/1/12	127,260	130,308
Series 92-20D, 8.20%, 4/1/12	33,392	34,333
Series 92-20G, 7.60%, 7/1/12	311,513	316,251
Series 92-20H, 7.40%, 8/1/12	176,083	180,023
Series 92-20I, 7.05%, 9/1/12	154,900	159,667
Series 92-20J, 7.00%, 10/1/12	181,480	186,710
Series 92-20K, 7.55%, 11/1/12	252,061	260,463
Series 92-20L, 7.45%, 12/1/12	95,744	99,211
Series 93-20B, 7.00%, 2/1/13	242,642	253,573
Series 93-20C, 6.50%, 3/1/13	929,134	954,503
Series 93-20D, 6.75%, 4/1/13	169,491	174,694
Series 93-20E, 6.55%, 5/1/13	1,003,715	1,036,767
Series 93-20F, 6.65%, 6/1/13	338,552	350,682
Series 93-20L, 6.30%, 12/1/13	552,564	572,763
Series 94-20A, 6.50%, 1/1/14	692,533	708,426
Series 94-20D, 7.70%, 4/1/14	191,256	198,247
Series 94-20E, 7.75%, 5/1/14	735,157	775,972
Series 94-20F, 7.60%, 6/1/14	336,248	351,110

	PAR VALUE	VALUE
Series 94-20G, 8.00%, 7/1/14	$341,110	$367,233
Series 94-20H, 7.95%, 8/1/14	239,330	246,642
Series 94-20I, 7.85%, 9/1/14	275,264	284,982
Series 94-20K, 8.65%, 11/1/14	201,961	208,146
Series 94-20L, 8.40%, 12/1/14	217,415	227,014
Series 95-20A, 8.50%, 1/1/15	87,505	90,122
Series 95-20C, 8.10%, 3/1/15	213,911	223,072
Series 97-20E, 7.30%, 5/1/17	498,240	548,442
Series 97-20H, 6.80%, 8/1/17	56,731	62,009
Series 97-20J, 6.55%, 10/1/17	775,155	848,728
Series 97-20L, 6.55%, 12/1/17	41,707	45,824
Series 98-20B, 6.15%, 2/1/18	32,292	35,168
Series 98-20C, 6.35%, 3/1/18	3,318,048	3,627,593
Series 98-20H, 6.15%, 8/1/18	1,297,669	1,415,217
Series 98-20L, 5.80%, 12/1/18	845,189	914,916
Series 99-20C, 6.30%, 3/1/19	957,406	1,044,407
Series 99-20E, 6.30%, 5/1/19	20,219	21,907
Series 99-20G, 7.00%, 7/1/19	2,257,010	2,485,648
Series 99-20I, 7.30%, 9/1/19	624,429	691,536
Series 00-20C, 7.625%, 3/1/20	30,798	34,193
Series 00-20G, 7.39%, 7/1/20	34,013	37,663
Series 01-20G, 6.625%, 7/1/21	6,194,100	6,765,481
Series 01-20L, 5.78%, 12/1/21	15,373,956	16,597,257
Series 02-20A, 6.14%, 1/1/22	112,597	123,693
Series 02-20L, 5.10%, 12/1/22	4,092,028	4,365,419
Series 03-20G, 4.35%, 7/1/23	217,916	228,726
Series 04-20L, 4.87%, 12/1/24	4,930,769	5,322,810
Series 05-20B, 4.625%, 2/1/25	7,192,966	7,603,311
Series 05-20D, 5.11%, 4/1/25	353,457	376,046
Series 05-20E, 4.84%, 5/1/25	13,310,945	14,146,750
Series 05-20G, 4.75%, 7/1/25	12,623,240	13,438,543
Series 05-20H, 5.11%, 8/1/25	153,731	164,768
Series 05-20I, 4.76%, 9/1/25	13,911,852	14,763,884
Series 06-20A, 5.21%, 1/1/26	15,575,038	16,719,008
Series 06-20B, 5.35%, 2/1/26	4,464,095	4,820,346
Series 06-20C, 5.57%, 3/1/26	21,517,256	23,224,396
Series 06-20G, 6.07%, 7/1/26	38,485,685	42,065,827
Series 06-20H, 5.70%, 8/1/26	307,789	338,026
Series 06-20J, 5.37%, 10/1/26	12,586,989	13,609,895
Series 06-20L, 5.12%, 12/1/26	9,599,038	10,299,002
Series 07-20A, 5.32%, 1/1/27	20,322,963	21,818,995
Series 07-20C, 5.23%, 3/1/27	31,646,684	33,933,831
Series 07-20D, 5.32%, 4/1/27	32,078,909	34,660,902
Series 07-20G, 5.82%, 7/1/27	22,361,728	24,853,187

		1,212,550,492

		1,650,634,296
MORTGAGE-RELATED: 42.7%
FEDERAL AGENCY CMO & REMIC: 3.0%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	267,700	322,017
Trust 1997-2Z, 7.50%, 6/15/27	20,757,965	24,552,780

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 1998-2 2A PT, 8.865%, 8/15/27	$77,178	$88,807
Trust 1998-1 1A, 8.196%, 3/15/28	666,800	806,411
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,497,267	1,651,936
Trust 1998-58 PC, 6.50%, 10/25/28	8,573,100	9,434,384
Trust 2001 T-5 A2, 7.00%, 2/19/30	82,613	90,278
Trust 2001-T5 A3, 7.50%, 6/19/30	407,032	475,631
Trust 2001-69 PQ, 6.00%, 12/25/31	11,459,808	12,617,665
Trust 2002-33 A1, 7.00%, 6/25/32	4,035,895	4,676,593
Trust 2008-24 GD, 6.50%, 3/25/37	17,411,564	18,888,885
Trust 2001-T3 A1, 7.50%, 11/25/40	227,774	264,787
Trust 2010-123 WT, 7.00%, 11/25/40	283,498,712	316,452,432
Trust 2001-T7 A1, 7.50%, 2/25/41	45,368	50,126
Trust 2001-T4 A1, 7.50%, 7/25/41	3,461,676	4,000,081
Trust 2001-T10 A1, 7.00%, 12/25/41	5,363,098	6,160,859
Trust 2002-T12 A3, 7.50%, 5/25/42	82,372	95,140
Trust 2002-90 A1, 6.50%, 6/25/42	7,148,721	8,212,093
Trust 2002-W6 2A1, 6.836%, 6/25/42	5,536,750	6,204,657
Trust 2002-W8 A2, 7.00%, 6/25/42	2,981,599	3,315,921
Trust 2003-W2 1A2, 7.00%, 7/25/42	18,184,117	20,579,338
Trust 2003-W4 3A, 7.00%, 10/25/42	5,576,232	6,517,221
Trust 2003-07 A1, 6.50%, 12/25/42	7,104,974	8,161,839
Trust 2003-W1 1A1, 6.465%, 12/25/42	11,399,759	13,095,473
Trust 2003-W1 2A, 7.349%, 12/25/42	5,273,878	6,031,357
Trust 2004-T1 1A2, 6.50%, 1/25/44	112,137	124,152
Trust 2004-W2 2A2, 7.00%, 2/25/44	272,270	320,939
Trust 2004-W2 5A, 7.50%, 3/25/44	19,269,460	22,063,532
Trust 2004-W8 3A, 7.50%, 6/25/44	12,569,467	14,510,432
Trust 2005-W1 1A3, 7.00%, 10/25/44	12,907,347	15,214,535
Trust 2001-79 BA, 7.00%, 3/25/45	1,453,852	1,655,574
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,465,270	1,683,229
Trust 2006-W1 1A2, 7.00%, 12/25/45	10,070,156	11,870,196
Trust 2006-W1 1A3, 7.50%, 12/25/45	162,404	189,736
Trust 2006-W1 1A4, 8.00%, 12/25/45	11,623,090	14,020,352
Trust 2007-W10 1A, 6.166%, 8/25/47	58,464,145	65,297,142
Trust 2007-W10 2A, 6.189%, 8/25/47	15,745,304	17,821,717
Freddie Mac
Series 2632 NH, 3.50%, 6/15/13	35,690	35,800
Series 3312 AB, 6.50%, 6/15/32	16,675,295	18,066,333
Series T-41 2A, 6.812%, 7/25/32	53,906	60,306
Series T-48 1A, 6.569%, 7/25/33	5,232,569	6,140,093
Series T-051 1A, 6.50%, 9/25/43	114,377	131,354

		661,952,133

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 39.7%
Fannie Mae, 10 Year 6.00%, 11/1/16	$7,072,413	$7,769,581
Fannie Mae, 15 Year
5.50%, 4/1/16-12/1/24	1,257,445,371	1,353,825,694
6.00%, 7/1/16-3/1/23	528,680,493	576,468,804
6.50%, 11/1/12-12/1/19	74,485,172	81,225,199
7.00%, 12/1/11-11/1/17	108,483	118,051
7.50%, 11/1/14-8/1/17	6,477,457	7,097,839
8.00%, 2/1/13	1,840	1,934
Fannie Mae, 20 Year
6.00%, 2/1/28	29,670,147	32,267,482
6.50%, 4/1/19-10/1/24	30,816,167	33,960,362
Fannie Mae, 30 Year
5.50%, 2/1/33-8/1/37	903,014,286	972,254,210
6.00%, 11/1/28-9/1/40	1,926,679,821	2,106,103,334
6.50%, 12/1/32-8/1/39	762,715,169	848,793,943
7.00%, 4/1/32-12/1/37	617,405,895	699,257,327
8.00%, 11/1/11-1/1/12	23,825	24,236
Fannie Mae, Hybrid ARM
2.234%, 11/1/35	6,769,311	7,029,811
2.251%, 4/1/35	9,725,202	10,028,331
2.271%, 9/1/34	8,222,062	8,686,023
2.421%, 10/1/34	8,181,096	8,473,799
2.444%, 12/1/35	7,978,014	8,339,976
2.48%, 10/1/33	7,603,225	7,866,573
2.482%, 7/1/35	5,877,888	6,083,575
2.495%, 7/1/35	6,720,597	6,944,578
2.526%, 8/1/34	2,303,475	2,410,696
2.588%, 8/1/35	8,713,875	9,038,559
2.63%, 6/1/35	4,234,871	4,414,306
2.639%, 8/1/35	21,817,697	22,561,462
2.652%, 1/1/36	13,026,333	13,352,084
2.679%, 12/1/36	11,187,139	11,707,246
2.69%, 1/1/36	13,670,451	14,292,306
2.70%, 7/1/35	6,004,840	6,265,814
2.75%, 10/1/35	10,111,288	10,589,745
2.913%, 10/1/35	8,403,343	8,783,691
2.956%, 9/1/35	10,162,783	10,649,073
2.988%, 11/1/36	8,798,248	9,233,185
3.253%, 7/1/34	7,680,410	8,069,096
4.237%, 1/1/35	8,824,035	8,997,910
4.477%, 8/1/34	8,367,846	8,786,568
4.492%, 1/1/35	5,207,331	5,439,860
5.103%, 7/1/35	8,175,168	8,636,117
5.241%, 1/1/37	11,331,264	11,916,136
Fannie Mae, Multifamily DUS
Pool 555728, 4.021%, 8/1/13	190,140	199,602
Pool 760744, 4.75%, 3/1/15	13,590,000	14,658,117
Pool 555162, 4.826%, 1/1/13	14,000,454	14,744,591
Pool 555191, 4.856%, 2/1/13	13,829,751	14,600,367
Pool 555317, 4.871%, 4/1/13	25,136	26,591
Pool 735745, 4.99%, 1/1/17	195,934	214,030

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Pool 555806, 5.159%, 10/1/13	$82,069	$88,057
Pool 745629, 5.161%, 1/1/18	373,611	407,027
Pool 545892, 5.235%, 10/1/12	41,442,330	43,427,926
Pool 462084, 5.275%, 11/1/15	59,269	64,710
Pool 888559, 5.424%, 6/1/17	36,067,598	39,571,704
Pool 888381, 5.506%, 4/1/17	87,157	95,405
Pool 888015, 5.546%, 11/1/16	47,313,934	51,825,869
Pool 545316, 5.616%, 12/1/11	84,261	86,102
Pool 555172, 5.678%, 12/1/12	2,784,231	2,882,719
Pool 545685, 5.723%, 4/1/12	7,953,319	8,040,037
Pool 545987, 5.835%, 9/1/12	18,224,559	19,203,348
Pool 545387, 5.885%, 1/1/12	111,357	114,747
Pool 545210, 5.90%, 10/1/11	114,357	115,648
Pool 545258, 5.914%, 11/1/11	36,380	36,935
Pool 545708, 6.062%, 5/1/12	1,715,415	1,767,517
Pool 545547, 6.079%, 3/1/12	10,157,928	10,470,566
Pool 745936, 6.08%, 8/1/16	919,093	999,082
Pool 535869, 6.085%, 5/1/11	49,365	49,505
Pool 545527, 6.113%, 2/1/12	8,441,785	8,743,389
Pool 545209, 6.125%, 10/1/11	21,264,102	21,516,849
Pool 545059, 6.20%, 5/1/11	3,984,145	3,981,928
Pool 545179, 6.243%, 9/1/11	13,292,574	13,399,169
Freddie Mac, 30 Year 6.50%, 10/1/37	325,555	361,278
Freddie Mac, Hybrid ARM
2.50%, 4/1/35	3,737,783	3,883,463
2.718%, 10/1/35	9,969,079	10,443,635
2.751%, 8/1/35	6,458,592	6,753,276
2.781%, 1/1/36	10,846,993	11,364,554
2.799%, 3/1/35	4,623,852	4,832,032
2.831%, 1/1/35	7,831,832	8,096,491
2.949%, 9/1/33	26,985,389	28,231,981
2.995%, 4/1/36	15,074,934	15,881,837
3.017%, 8/1/34	4,257,406	4,477,550
3.03%, 9/1/35	14,212,244	14,939,758
3.072%, 8/1/35	8,877,114	9,327,411
3.703%, 8/1/36	9,601,939	10,019,815
4.09%, 1/1/36	6,477,022	6,776,288
4.255%, 1/1/36	28,937,828	30,084,437
4.746%, 2/1/34	19,762,149	20,365,143
4.823%, 2/1/35	4,488,891	4,692,393
5.143%, 5/1/37	13,810,595	14,598,022
5.315%, 1/1/37	11,915,042	12,549,347
5.318%, 7/1/37	36,650,201	38,827,530
5.419%, 3/1/37	16,791,289	17,733,156
5.473%, 4/1/37	25,671,208	27,181,914
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	3,265,142	3,557,474
Freddie Mac Gold, 15 Year
5.50%, 10/1/16-12/1/24	77,146,651	83,429,503
6.00%, 8/1/16-11/1/23	162,405,329	177,333,887
6.50%, 2/1/11-9/1/18	25,415,002	27,660,898
7.00%, 12/1/11-3/1/12	36,804	37,007

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	$32,980,556	$35,366,493
6.00%, 7/1/25-12/1/27	176,352,616	191,226,663
6.50%, 7/1/21-10/1/26	18,735,449	20,760,698
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-7/1/35	137,167,194	147,333,646
6.00%, 2/1/33-6/1/38	349,033,123	379,147,174
6.50%, 5/1/17-10/1/38	221,066,240	245,447,469
7.00%, 4/1/31-11/1/38	31,352,646	35,480,536
7.90%, 2/17/21	1,464,749	1,668,325
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,176,369	1,342,582
7.50%, 9/15/17-5/15/25	4,003,653	4,656,689
7.80%, 6/15/20-1/15/21	1,123,955	1,283,429
7.85%, 1/15/21-10/15/21	33,119	38,466
8.00%, 9/15/20	22,165	24,761

		8,886,313,064
PRIVATE LABEL CMO & REMIC(f): 0.0%
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	8,706,735	8,847,392

		9,557,112,589
ASSET-BACKED: 0.1%
STUDENT LOAN: 0.1%
SLM Student Loan Trust
Series 2008-3 A1, 0.788%, 1/25/14	4,839,075	4,847,736
Series 2007-8 A1, 0.518%, 7/27/15	1,424,768	1,425,053
Series 2006-8 A2, 0.288%, 10/25/16	3,384,107	3,382,984
Series 2005-2 A4, 0.368%, 4/25/17	13,129,913	13,090,819
Series 2007-3 A2, 0.298%, 10/25/17	9,242,637	9,175,028

		31,921,620
CORPORATE: 46.5%
FINANCIALS: 19.1%
Ally Financial, Inc.
6.875%, 9/15/11	530,647,000	545,239,792
6.875%, 8/28/12	42,295,000	44,198,275
8.00%, 11/1/31	31,191,000	33,608,302
American International Group, Inc. 8.25%, 8/15/18	91,175,000	105,039,618
Bank of America Corp.
7.375%, 5/15/14	27,300,000	30,346,134
5.30%, 3/15/17	105,400,000	106,815,838
7.625%, 6/1/19	175,781,000	202,400,396
5.625%, 7/1/20	80,990,000	82,568,657
8.00%, 12/15/26(a)	15,420,000	15,516,375
5.625%, 3/8/35(a)	70,800,000	59,955,210
6.625%, 5/23/36(a)	128,853,000	122,453,902

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Barclays PLC(c) (United Kingdom) 5.125%, 1/8/20	$250,015,000	$255,329,569
Boston Properties, Inc.
6.25%, 1/15/13	18,241,000	19,889,786
5.625%, 4/15/15	35,570,000	38,895,048
5.00%, 6/1/15	17,569,000	18,840,855
5.875%, 10/15/19	35,260,000	38,237,636
5.625%, 11/15/20	53,115,000	56,526,364
2.875%, 2/15/37	27,300,000	27,709,500
Capital One Financial Corp.
7.375%, 5/23/14	44,855,000	51,041,895
6.75%, 9/15/17	190,275,000	219,265,870
CIGNA Corp.
7.00%, 1/15/11	13,710,000	13,730,976
6.375%, 10/15/11	28,790,000	30,030,158
8.50%, 5/1/19	70,061,000	88,432,956
7.65%, 3/1/23	6,172,000	7,246,119
7.875%, 5/15/27	29,790,000	34,857,726
8.30%, 1/15/33	7,750,000	9,211,394
6.15%, 11/15/36	61,920,000	63,965,218
Citigroup, Inc.
4.75%, 5/19/15	41,750,000	43,716,300
6.125%, 11/21/17	168,498,000	184,654,599
1.986%, 5/15/18	168,545,000	160,390,793
7.875%, 10/30/40(a)	2,169,000	58,127,031
General Electric Co.
5.90%, 5/13/14	29,530,000	32,682,593
5.50%, 1/8/20	134,380,000	143,717,663
Health Net, Inc. 6.375%, 6/1/17	79,930,000	80,529,475
HSBC Holdings PLC(c) (United Kingdom)
9.30%, 6/1/21	100,000	121,834
6.50%, 5/2/36	73,940,000	77,199,201
6.50%, 9/15/37	91,616,000	95,943,940
JPMorgan Chase & Co.
4.95%, 3/25/20	46,340,000	47,571,254
8.75%, 9/1/30(a)	46,463,000	55,061,489
5.85%, 8/1/35(a)	28,070,000	26,496,761
6.80%, 10/1/37(a)	28,253,000	29,131,414
Liberty Mutual Group, Inc. 7.25%, 9/1/12(b)	18,215,000	19,330,359
Royal Bank of Scotland Group PLC(c) (United Kingdom) 5.625%, 8/24/20	42,915,000	42,666,093
SLM Corp.
8.45%, 6/15/18	146,374,000	152,135,573
8.00%, 3/25/20	86,445,000	87,647,018
Travelers Cos., Inc.
5.50%, 12/1/15	14,312,000	16,064,519
6.25%, 6/20/16	44,745,000	51,533,890
5.75%, 12/15/17	36,090,000	40,126,847
3.90%, 11/1/20	20,075,000	19,501,598

	PAR VALUE	VALUE
Unum Group
7.625%, 3/1/11	$11,531,000	$11,634,571
6.85%, 11/15/15(b)	21,180,000	23,494,699
7.19%, 2/1/28	11,640,000	10,450,171
7.25%, 3/15/28	25,730,000	25,975,902
6.75%, 12/15/28	8,240,000	7,948,667
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	8,076,836
5.00%, 12/15/14	15,750,000	17,087,947
5.25%, 1/15/16	139,398,000	153,272,562
5.875%, 6/15/17	16,511,000	18,456,012
7.00%, 2/15/19	70,928,000	83,491,902
Wells Fargo & Co.
6.00%, 11/15/17	86,500,000	95,968,722
5.625%, 12/11/17	15,000	16,608
5.75%, 2/1/18	36,525,000	40,553,781

		4,282,132,193
INDUSTRIALS: 27.4%
AT&T, Inc. 8.00%, 11/15/31	160,190,000	201,340,568
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	49,875,000	55,193,221
Boston Scientific Corp.
5.45%, 6/15/14	71,258,000	75,627,256
6.25%, 11/15/15	15,000,000	15,911,505
6.40%, 6/15/16	112,089,000	119,986,567
6.00%, 1/15/20	15,965,000	16,641,900
Burlington Northern Santa Fe Corp.(e)
4.30%, 7/1/13	7,883,000	8,435,653
4.875%, 1/15/15	13,285,000	14,464,668
4.70%, 10/1/19	77,795,000	81,305,188
7.57%, 1/2/21	19,423,845	22,899,646
8.251%, 1/15/21	6,649,246	8,076,906
4.967%, 4/1/23	28,024	28,845
5.72%, 1/15/24	24,220,014	26,463,092
5.996%, 4/1/24	63,973,290	68,194,824
5.629%, 4/1/24	34,948,799	37,901,998
5.342%, 4/1/24	8,293,365	8,717,781
Comcast Corp.
5.85%, 11/15/15	25,435,000	28,590,975
5.90%, 3/15/16	41,990,000	47,009,107
6.50%, 1/15/17	42,070,000	48,497,118
6.30%, 11/15/17	16,445,000	18,828,670
5.875%, 2/15/18	70,335,000	78,088,590
5.70%, 5/15/18	2,700,000	2,971,420
6.45%, 3/15/37	3,120,000	3,333,611
6.95%, 8/15/37	10,674,000	12,073,020
Consolidated Rail Corp. 6.76%, 5/25/15	160,847	175,350
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,790,000	37,266,097

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Cox Communications, Inc.
5.45%, 12/15/14	$67,804,000	$74,643,796
5.50%, 10/1/15	50,000	55,014
5.875%, 12/1/16(b)	78,515,000	87,852,710
9.375%, 1/15/19(b)	140,314,000	183,524,819
CSX Corp.
8.375%, 10/15/14	46,067	53,588
9.75%, 6/15/20	10,377,000	13,973,388
6.251%, 1/15/23	20,605,571	22,878,552
Dillard’s, Inc.
7.85%, 10/1/12	2,300,000	2,452,375
7.13%, 8/1/18	24,115,000	23,873,850
7.75%, 7/15/26	21,666,000	20,149,380
7.75%, 5/15/27	13,013,000	11,906,895
7.00%, 12/1/28	28,950,000	25,041,750
Dow Chemical Co.
8.55%, 5/15/19	162,716,000	203,923,502
7.375%, 11/1/29	49,544,000	59,557,932
9.40%, 5/15/39	44,190,000	64,138,692
FedEx Corp.
7.375%, 1/15/14	22,740,000	26,077,936
8.00%, 1/15/19	18,610,000	22,956,477
6.72%, 7/15/23	21,669,441	23,626,872
7.65%, 7/15/24	2,556,053	2,936,286
Ford Motor Credit Co.(e)
7.375%, 2/1/11	220,673,000	221,332,592
7.25%, 10/25/11	268,390,000	277,393,411
7.80%, 6/1/12	525,000	558,142
5.625%, 9/15/15	152,050,000	157,444,886
General Electric Co. 5.00%, 2/1/13	31,739,000	33,928,134
HCA, Inc.
7.875%, 2/1/11	49,550,000	49,673,875
6.95%, 5/1/12	152,243,000	156,810,290
6.30%, 10/1/12	30,147,000	30,825,307
6.25%, 2/15/13	69,665,000	71,058,300
6.75%, 7/15/13	35,102,000	36,067,305
5.75%, 3/15/14	50,121,000	49,369,185
6.50%, 2/15/16	87,200,000	85,238,000
Hewlett-Packard Co. 6.125%, 3/1/14	116,875,000	132,351,938
Lafarge SA(c) (France)
5.50%, 7/9/15(b)	124,700,000	129,579,511
6.50%, 7/15/16	103,501,000	110,243,883
Liberty Media Corp.
8.50%, 7/15/29	12,117,000	11,814,075
8.25%, 2/1/30	29,479,000	28,594,630
Macy’s, Inc.
8.00%, 7/15/12	11,872,000	12,792,080
7.625%, 8/15/13	7,530,000	8,320,650
8.375%, 7/15/15	75,935,000	88,843,950
5.90%, 12/1/16	33,309,000	35,557,357
6.65%, 7/15/24	40,251,000	39,848,490

	PAR VALUE	VALUE
7.00%, 2/15/28	$39,090,000	$38,796,825
6.70%, 9/15/28	23,175,000	22,248,000
6.90%, 4/1/29	50,394,000	49,512,105
6.90%, 1/15/32	54,020,000	53,884,950
6.70%, 7/15/34	86,392,000	84,772,150
6.375%, 3/15/37	26,705,000	26,170,900
Nordstrom, Inc.
6.75%, 6/1/14	44,300,000	50,207,272
6.25%, 1/15/18	16,835,000	18,944,527
6.95%, 3/15/28	12,970,000	14,442,173
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	36,000,647
9.75%, 6/15/20	14,188,000	19,531,825
Pfizer, Inc.
5.50%, 2/1/14	110,940,000	123,332,886
5.50%, 2/15/16	55,525,000	62,813,822
5.45%, 4/1/17	63,508,000	71,754,133
6.20%, 3/15/19	36,008,000	42,178,367
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,300,000	7,209,896
8.625%, 1/15/19	112,895,000	143,533,913
Roche Holding AG(c) (Switzerland) 6.00%, 3/1/19(b)	18,040,000	20,977,616
Sprint Nextel Corp.
6.00%, 12/1/16	121,305,000	117,210,956
6.90%, 5/1/19	26,195,000	25,867,562
6.875%, 11/15/28	24,335,000	21,293,125
Time Warner Cable, Inc.
8.75%, 2/14/19	82,269,000	104,684,670
8.25%, 4/1/19	144,401,000	179,371,023
Time Warner, Inc.
7.625%, 4/15/31	186,818,000	227,111,467
7.70%, 5/1/32	157,688,000	192,488,322
Union Pacific Corp.
5.375%, 5/1/14	22,886,000	25,050,077
4.875%, 1/15/15	10,764,000	11,575,057
6.85%, 1/2/19	6,172,035	6,950,019
7.875%, 1/15/19	13,425,000	16,752,104
6.70%, 2/23/19	6,502,994	7,510,958
7.60%, 1/2/20	1,444,657	1,751,546
6.125%, 2/15/20	47,890,000	54,649,578
6.061%, 1/17/23	15,262,828	16,943,682
4.698%, 1/2/24	5,413,467	5,697,675
5.082%, 1/2/29	10,527,462	11,176,240
5.866%, 7/2/30	56,318,223	60,683,392
6.176%, 1/2/31	40,746,901	46,720,796
Xerox Corp.
8.25%, 5/15/14	36,000,000	42,021,720
6.40%, 3/15/16	73,116,000	83,359,625
7.20%, 4/1/16	25,841,000	29,605,879
6.75%, 2/1/17	64,004,000	73,955,598

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
6.35%, 5/15/18	$109,312,000	$123,221,296
5.625%, 12/15/19	68,622,000	73,558,598

		6,120,816,353

		10,402,948,546

TOTAL FIXED INCOME SECURITIES (Cost $20,424,437,481)		$21,642,617,051

SHORT-TERM INVESTMENTS: 2.2%
COMMERCIAL PAPER: 0.2%
WellPoint, Inc.(b) 1/3/11	53,000,000	52,999,217
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	67,013,243	67,013,243
REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(d) 0.13%, dated 12/31/10, due 1/3/11, maturity value $378,424,100	378,420,000	378,420,000

TOTAL SHORT-TERM INVESTMENTS (Cost $498,432,460)		$498,432,460

TOTAL INVESTMENTS (Cost $20,922,869,941)	98.9%	$22,141,049,511
OTHER ASSETS LESS LIABILITIES	1.1%	240,231,276

NET ASSETS	100.0%	$22,381,280,787

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, all such securities in total represented $526,606,323 or 2.4% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Fannie Mae 2.00%, 1/9/12; and U.S. Treasury Note 0.875%-1.375%, 1/15/12-4/15/12. Total collateral value is $385,988,425.
(e)	Subsidiary (see Note below)
(f)	Rounds to 0.0%

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
10 Year U.S. Treasury Note-short position	11,474	Mar 2011	$(1,381,899,875)	$36,845,296

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010
ASSETS:
Investments, at value (cost $20,922,869,941)	$22,141,049,511
Cash held at broker	18,358,400
Receivable for investments sold	7,802,103
Receivable for Fund shares sold	16,257,294
Interest receivable	236,601,542
Prepaid expenses and other assets	146,434

22,420,215,284

LIABILITIES:
Payable for Fund shares redeemed	24,296,362
Payable to broker for futures variation margin	5,199,156
Management fees payable	7,636,662
Accrued expenses	1,802,317

38,934,497

NET ASSETS	$22,381,280,787

NET ASSETS CONSIST OF:
Paid in capital	$21,607,692,739
Undistributed net investment income	10,956,216
Accumulated net realized loss	(492,393,034)
Net unrealized appreciation	1,255,024,866

$22,381,280,787

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,691,407,968
Net asset value per share	$13.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2010
INVESTMENT INCOME:
Interest	$1,009,832,835

EXPENSES:
Management fees	86,099,819
Custody and fund accounting fees	382,749
Transfer agent fees	4,258,185
Professional services	159,972
Shareholder reports	1,351,861
Registration fees	645,635
Trustees’ fees	158,000
Miscellaneous	217,936

93,274,157

NET INVESTMENT INCOME	916,558,678

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss
Investments	(44,754,020)
Treasury futures contracts	(24,491,757)
Net change in unrealized appreciation/ depreciation
Investments	595,905,167
Treasury futures contracts	36,845,296

Net realized and unrealized gain	563,504,686

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,480,063,364

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$916,558,678	$836,389,573
Net realized gain/(loss)	(69,245,777)	42,688,330
Net change in unrealized appreciation/depreciation	632,750,463	1,431,676,839

	1,480,063,364	2,310,754,742

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,056,317,953)	(874,280,119)
Net realized gain	—	—

Total distributions	(1,056,317,953)	(874,280,119)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,309,467,777	7,487,028,315
Reinvestment of distributions	895,374,075	733,414,087
Cost of shares redeemed	(5,501,071,495)	(4,211,458,973)

Net increase from Fund share transactions	2,703,770,357	4,008,983,429

Total increase in net assets	3,127,515,768	5,445,458,052

NET ASSETS:
Beginning of year	19,253,765,019	13,808,306,967

End of year (including undistributed net investment income of $10,956,216 and $4,915,581, respectively)	$22,381,280,787	$19,253,765,019

SHARE INFORMATION:
Shares sold	552,137,773	597,949,714
Distributions reinvested	67,865,383	58,933,340
Shares redeemed	(414,517,600)	(341,796,111)

Net increase in shares outstanding	205,485,556	315,086,943

PAGE 13 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Futures contracts are valued daily at the closing settlement price on the exchange. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Forward Commitments The Fund may enter into “TBA” (to be announced) commitments to purchase or sell mortgage-related securities in which payment and delivery take place after the customary settlement period. Purchasing securities on a delayed-delivery basis involves

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS

risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund may dispose of a TBA purchase prior to the settlement date. While a contract is outstanding, the Fund must segregate an equivalent value of liquid assets. The Fund did not have any forward commitments at December 31, 2010.

Treasury Futures Contracts The Fund may enter into Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure or for other purposes.

Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund began trading in short Treasury futures contracts in May 2010 and remained consistently invested in such contracts through December 2010. Notional values ranged from 3% to 6% of net assets.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of December 31, 2010:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$438,083,804		$—
Government Related	—		1,212,550,492
Mortgage-Related Securities	—		9,557,112,589
Asset-backed Securities	—		31,921,620
Corporate	—		10,402,948,546
Commercial Paper	—		52,999,217
Money Market Fund	67,013,243		—
Repurchase Agreement	—		378,420,000

Total Securities	$505,097,047		$21,635,952,464

Other Financial Instruments
Futures Contracts	$36,845,296	(b)	$—

(a)	At December 31, 2010 the Fund held no securities that were considered to be Level 3 securities (those valued using significant unobservable inputs).
(b)	Represents unrealized appreciation on futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS

the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain/(loss), treasury futures and paydown loss. At December 31, 2010, the cost of investments for federal income tax purposes was $20,922,870,550.

Distributions during the years ended December 31, 2010 and 2009 were characterized as follows for federal income tax purposes:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Ordinary income	$1,056,317,953	$874,280,119
	($0.645 per share)	($0.677 per share	)
Long-term capital gain	—	—

At December 31, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,243,594,444
Unrealized depreciation	(25,415,483)

Net unrealized appreciation	1,218,178,961
Undistributed ordinary income	10,956,216
Capital Loss carryforward(a)	(387,378,365)
Deferred loss(b)	(68,168,764)
(a)	Represents accumulated capital loss as of December 31, 2010 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2011	$3,015,471
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813
Expiring in 2018	117,611,247

$387,378,365

(b)	Represents net realized loss incurred between November 1, 2010 and December 31, 2010. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2011.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder

DODGE & COX INCOME FUND ▪ PAGE 16

NOTES TO FINANCIAL STATEMENTS

redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $52,105 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2010, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,069,438,606 and

$1,411,177,486, respectively. For the year ended December 31, 2010, purchases and sales of U.S. government securities aggregated $6,551,137,916 and $5,531,688,691, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to December 31, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 17 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.96	$11.79	$12.51	$12.57	$12.54
Income from investment operations:
Net investment income	0.57	0.65	0.68	0.63	0.61
Net realized and unrealized gain (loss)	0.35	1.20	(0.72)	(0.05)	0.04

Total from investment operations	0.92	1.85	(0.04)	0.58	0.65

Distributions to shareholders from:
Net investment income	(0.65)	(0.68)	(0.68)	(0.64)	(0.62)
Net realized gain	—	—	—	—	—

Total distributions	(0.65)	(0.68)	(0.68)	(0.64)	(0.62)

Net asset value, end of year	$13.23	$12.96	$11.79	$12.51	$12.57

Total return	7.17%	16.05%	(0.29)%	4.68%	5.30%
Ratios/supplemental data:
Net assets, end of period (millions)	$22,381	$19,254	$13,808	$15,932	$11,972
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.44%
Ratio of net investment income to average net assets	4.26%	5.29%	5.40%	5.07%	4.77%
Portfolio turnover rate	28%	20%	24%	27%	30%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 23, 2011

DODGE & COX INCOME FUND ▪ PAGE 18

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES (unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2010, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2011. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of each of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as appropriate performance comparisons to a Fund’s peer group and an index or combination of indices. The Morningstar® materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, advisory fee revenue, and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and third party research expenses paid by Dodge & Cox. The Board received and reviewed a memorandum summarizing information provided throughout the year regarding Dodge & Cox’s services to the Funds. In addition, the Board requested and received additional information regarding (i) the different fees, services, costs, and risks associated with separate accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; (ii) the differences in performance between the Funds and separately managed accounts; (iii) turnover and recent Fund performance; and (iv) subscription and redemption activity.

Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and very helpful in answering questions about all issues.

The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the independent legal counsel on November 2, 2010, and again on December 15, 2010, to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by independent legal counsel, considered several factors, discussed below, to be key factors and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations

PAGE 19 ▪ DODGE & COX INCOME FUND

made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; its demonstrated consistency in investment approach and depth; the background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Global Investment Policy Committee, Fixed Income Investment Policy Committee, and research analysts responsible for managing the Funds; its methods for assessing the regulatory and investment climate in various jurisdictions; and Dodge & Cox’s overall high level of attention to its core investment management function.

In the area of administrative and shareholder services, the Board considered the excellent quality of Dodge & Cox’s work in areas such as compliance, trading, regulatory filings, proxy voting, oversight of the Funds’ transfer agent and custodian, tax compliance, and shareholder communication through its web site and other means. The Board also noted Dodge & Cox’s diligent disclosure policy.

In addition, the Board considered that Dodge & Cox manages approximately $118 billion in Fund assets with fewer professionals than most comparable funds, and that on average these professionals have more experience and longer tenure than investment professionals at comparable funds. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, and that its investment professionals adhere to a consistent investment approach across the Funds. The Board further considered the Funds’ favorable stewardship ratings by Morningstar®. The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The Board noted that the returns of the Funds were down on an absolute basis and relative to peer group funds during 2008, but that performance had improved significantly since then. The Board determined that Dodge & Cox has maintained and enhanced its historic, long-term, bottom up investment style.

The Board noted that longer-term comparisons demonstrated favorable performance in comparison to peer group funds and was in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline, and focus. The Board also considered that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the relevant performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox has delivered favorable long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. In particular, the Board considered that the Funds are substantially below their peer group median in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of the Funds, which have been a defining characteristic of the Funds for many years. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that Dodge & Cox does not charge front-end sales commissions or distribution fees and bears, among other things, third party research and distribution-related costs, reimbursement for recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that expenses are kept down by outsourcing and by low

DODGE & COX INCOME FUND ▪ PAGE 20

turnover and commissions, which are well below industry averages. The Board also considered that the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board reviewed Morningstar® data showing that some peer group mutual funds offer a class of shares with a low expense ratio, while offering additional share classes with higher expense ratios.

In comparing the range of services provided to the Funds under the Agreements to the services Dodge & Cox provides under its separate advisory client agreements, the Board determined that part of the difference is due to higher risks as well as legal and management costs of sponsoring the Funds and noted that separate accounts incur other expenses that should be considered when comparing Fund expenses to separate account expenses. In light of that, the greater risks and regulatory burdens associated with sponsoring a high profile mutual fund business, and the fact that these are different lines of business, there is reasonable justification for differences in fee rates charged between the two. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value, and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board noted that net revenues for 2010 are projected to increase from 2009. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a streamlined, efficient, and focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals.

The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive as a result of its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation, and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). The Board noted that Dodge & Cox has shared economies of scale by adding or enhancing services to the Funds over time, and that the internal costs of providing investment management, up-to-date technology, administrative, and compliance services to the Funds are continuing to increase. For example, Dodge & Cox has increased its global research staff and investment resources over the years to address the increased complexity of investing in multinational and non-U.S. companies. In addition, Dodge & Cox has made substantial expenditures in other staff and infrastructure to enable it to integrate credit and equity analyses and to be able to implement its strategy in a more effective and secure manner. The Board

PAGE 21 ▪ DODGE & COX INCOME FUND

determined that the Funds provide access by small investors to high quality investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of peer group fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately shares economies of scale that may exist.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s website at www.dodgeandcox.com or visit the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INCOME FUND ▪ PAGE 22

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (67)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (49)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (51)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (57)	Secretary (Officer since 2000)	Chief Operating Officer, Director, Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (36)	Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (69)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (61)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (64)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (71)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Comercio Exterior S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 23 ▪ DODGE & COX INCOME FUND

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised December 15, 2008 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl, L. Dale Crandall, and Robert B. Morris III, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
(a) Audit Fees	$230,500	$230,500
(b) Audit-Related Fees	—	28,100
(c) Tax Fees	281,650	242,600
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures related to the registrant’s semi-annual financial statements and internal controls. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $682,650 and $784,700, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The registrant‘s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman – Principal Executive Officer

Date	March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman – Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	March 4, 2011